                                                                                                                 EXHIBIT 10.1

_____________________________________________________________________________________________________________________

                                   STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,

                                                      Depositor

                                                         and

                                               WELLS FARGO BANK, N.A.,

                                                       Trustee

                                         ____________________________________

                                                   POOLING AGREEMENT
                                             Dated as of January 16, 2008

                                         ____________________________________

                                                     $84,888,647

                                    Bear Stearns Structured Products Inc. Trust,
                                                   Series 2008-R1
                                                      backed by
                      Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2007-3

_____________________________________________________________________________________________________________________

                                                        TABLE OF CONTENTS

Exhibit A            -    Form of Class A Certificates
Exhibit B            -    Form of Annual Certification
Exhibit C            -    Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit D            -    Form 10-D, Form 8-K and Form 10-K Reporting Responsibility
Exhibit E            -    Additional Disclosure Notification
Exhibit F            -    Form of Transferor Certificate

Schedule A           -    Underlying Certificates

                  POOLING  AGREEMENT,  dated as of January 16,  2008,  by and  between  STRUCTURED  ASSET  MORTGAGE
INVESTMENTS II INC., as depositor (the "Depositor") and WELLS FARGO BANK, N.A., as trustee (the "Trustee").

                                               PRELIMINARY STATEMENT

                  The  Trustee  on behalf  of the Trust  will  execute  and  deliver  the Bear  Stearns  Structured
Products Inc.  Trust,  Series  2008-R1,  Class A-1  Certificates  and Class A-2  Certificates  representing  in the aggregate  the entire beneficial ownership in the Trust (as defined  herein),  the primary  assets of which are the
Underlying Certificates (as defined herein).  The Depositor intends to sell some or all of the Certificates.

                  As  provided  herein,  the  Depositor  intends to treat the Trust as a grantor  trust for federal income tax purposes.

                  All things  necessary to make this  Agreement a valid  declaration  of trust by the  Depositor in accordance with its terms have been done.

                  In  consideration  of the  premises and the mutual  agreements  herein  contained,  and for other valuable  consideration,  the receipt and  sufficiency  of which are hereby  acknowledged,  the  Depositor  and the
Trustee agree as follows:

                                                     ARTICLE I

                                                    DEFINITIONS

Section 1.01. Defined Terms.

                  Whenever used in this  Agreement,  including the Preliminary  Statement,  the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  Account:  The Certificate Account.

                  Affiliate:  With respect to any specified Person,  any other Person that directly,  or indirectly through one or more  intermediaries,  controls or is controlled by, or is under common control with, such specified
Person.  For the  purposes of this  definition,  "control"  when used with  respect to any  specified  Person means possession,  direct or indirect,  of the power to direct or cause the direction of the  management  and policies of such  Person,  whether  through  the  ownership  of voting  securities,  by contract  or  otherwise,  and the terms
"controlling," "controlled by" and "under common control with" have meanings correlative to the foregoing.

                  Agreement:  This Pooling Agreement and all amendments hereof and supplements hereto.

                  Available  Funds:  As of any date of  determination,  the aggregate  amount received with respect to the Underlying  Certificates  that is on deposit in the Certificate  Account as of such date, net of any portion thereof which represents amounts to be paid to any Person pursuant to clause (ii) of Section 3.04.

                  Bear, Stearns:  Bear, Stearns & Co. Inc.

                  Business  Day:  Any day other than a  Saturday,  a Sunday or a day on which the  Federal  Reserve
Bank of New York is  closed or on which  banking  institutions  in New York or in any city in which  the  Corporate
Trust Office of the Trustee is located are authorized or obligated by law or executive order to close.

                  Certificate:  Any Class A-1  Certificate or Class A-2  Certificate  as executed  hereunder by the
Trustee and  authenticated  and delivered  hereunder by the  Certificate  Registrar,  substantially  in the form of
Exhibit A hereto.

                  Certificate  Account:  The trust  account  or  accounts,  which  shall at all  times be  Eligible
Accounts,  created and  maintained  by the Trustee  for the benefit of the  Certificateholders  pursuant to Section
3.03.  Funds deposited in the Certificate  Account shall be held in trust for the  Certificateholders  for the uses and purposes set forth in Article III hereof.

                  Certificate  Owner:  Any Person who is the  beneficial  owner of a Certificate  registered in the name of the  Depository or its nominee.  Any reference  herein to a "beneficial  interest" in a security also shall mean,  unless the context  otherwise  requires,  a security  entitlement  with  respect to such  security,  and any reference herein to a "beneficial  owner" or "beneficial  holder" of a security also shall mean, unless the context otherwise requires, the holder of a security entitlement with respect to such security.

                  Certificate  Registrar  and  Certificate  Register:  Shall  each have the  meanings  provided  in
Section 4.02.

                  Certificateholder  or  Holder:  The  Person in whose  name a  Certificate  is  registered  in the
Certificate  Register,  except that,  solely for the purpose of giving any consent,  approval or waiver pursuant to this Agreement,  any Certificate  registered in the name of the Depositor or any Affiliate  thereof shall be deemed not to be  outstanding  and shall not be taken into  account  for  purposes of  determining  whether the Holders of
Certificates  evidencing  the  requisite  aggregate  Percentage  Interest  necessary  to effect  any such  consent, approval or waiver has been obtained, unless such Persons collectively own all the Certificates.

                  Class:  Collectively, all of the Certificates bearing the same designation.

                  Class A Certificates:  Any of the Class A-1 Certificates and Class A-2 Certificates.

                  Class A-1  Certificate:  Any Class A-1  Certificate  as  executed  hereunder  by the  Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A hereto.

                  Class A-1  Interest  Carryover  Shortfall  Amount:  With  respect to any  Distribution  Date,  an amount equal to the sum of (a) any  outstanding  unpaid Class A-1  Interest  Distribution  Amount owed to the Class
A-1  Certificateholders  from the preceding  Distribution Date and (b) interest on such outstanding unpaid interest amount  at the  Pass-Through  Rate  from  such  preceding  Distribution  Date to but  not  including  such  current
Distribution Date.

                  Class A-1 Interest  Distribution  Amount:  With respect to any Distribution Date, an amount equal to the sum of (i) the  Class  A-1  Monthly  Interest  Amount  for such  Distribution  Date and (ii) the  Class  A-1
Interest Carryover Shortfall Amount for such Distribution Date.

                  Class A-1 Monthly  Interest  Amount:  With respect to any  Distribution  Date, an amount equal to the interest  accrued on the Class A-1 Certificates at the  Pass-Through  Rate for the applicable  Interest Accrual
Period.

                  Class A-1 Monthly  Principal  Amount:  With respect to any Distribution  Date, an amount equal to the sum of (a) the Class A-1 Percentage of Underlying  Principal for such  Distribution  Date and (b) the Class A-1
Percentage of Realized Losses allocated to the Underlying Certificates for such Distribution Date.

                  Class A-1 Percentage:  With respect to each Distribution Date is 92.895956%.

                  Class A-1 Principal  Carryover  Shortfall  Amount:  With respect to any  Distribution  Date,  any outstanding unpaid Class A-1 Principal Distribution Amount from the immediately preceding Distribution Date.

                  Class A-1  Principal  Distribution  Amount:  With  respect to any  Distribution  Date,  an amount equal to the sum of (i) the Class A-1 Monthly  Principal Amount for such  Distribution  Date and (ii) the Class A-1
Principal Carryover Shortfall Amount for such Distribution Date.

                  Class A-2  Certificate:  Any Class A-2  Certificate  as  executed  hereunder  by the  Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A hereto.

                  Class A-2  Interest  Carryover  Shortfall  Amount:  With  respect to any  Distribution  Date,  an amount equal to the sum of (a) any  outstanding  unpaid Class A-2  Interest  Distribution  Amount owed to the Class
A-2  Certificateholders  from the preceding  Distribution Date and (b) interest on such outstanding unpaid interest amount  at the  Pass-Through  Rate  from  such  preceding  Distribution  Date to but  not  including  such  current
Distribution Date.

                  Class A-2 Interest  Distribution  Amount:  With respect to any Distribution Date, an amount equal to the sum of (i) the  Class  A-2  Monthly  Interest  Amount  for such  Distribution  Date and (ii) the  Class  A-2
Interest Carryover Shortfall Amount for such Distribution Date.

                  Class A-2 Monthly  Interest  Amount:  With respect to any  Distribution  Date, an amount equal to the interest  accrued on the Class A-2 Certificates at the  Pass-Through  Rate for the applicable  Interest Accrual
Period.

                  Class A-2 Monthly  Principal  Amount:  With respect to any Distribution  Date, an amount equal to the sum of (a) the Class A-2 Percentage of Underlying  Principal for such  Distribution  Date and (b) the Class A-2
Percentage of Realized Losses allocated to the Underlying Certificates for such Distribution Date.

                  Class A-2 Percentage:  With respect to each Distribution Date is 7.104044%.

                  Class A-2  Principal  Carryover  Shortfall  Amount:  With respect to any  Distribution  Date,  an amount equal to any  outstanding  unpaid Class A-2 Principal  Distribution  Amount from the  immediately  preceding
Distribution Date.

                  Class A-2  Principal  Distribution  Amount:  With  respect to any  Distribution  Date,  an amount equal to the sum of (i) the Class A-2 Monthly  Principal Amount for such  Distribution  Date and (ii) the Class A-2
Principal Carryover Shortfall Amount for such Distribution Date.

                  Closing Date:  January 16, 2008.

                  Code:  The Internal Revenue Code of 1986, as amended.

                  Commission:  U.S. Securities and Exchange Commission.

                  Corporate  Trust  Office:  The corporate  trust office of the Trustee at which at any  particular time its corporate  trust business with respect to this Agreement shall be  administered,  which office at the date of the  execution  of this  Agreement  is located at P.O.  Box 92,  Columbia,  Maryland  21046 (or,  for  overnight deliveries,  9062 Old Annapolis Road,  Columbia,  Maryland 21045),  Attention:  Client Manager,  BSSP 2008-R1.  The
Trustee's  corporate  trust office for purposes of  presentment  and  surrender of the  Certificates  for the final distribution  thereon and for transfers is located at Sixth Avenue and  Marquette  Avenue,  Minneapolis,  Minnesota
55479,  Attention:  Client  Manager,  BSSP 2008-R1 or any other address that the Trustee may designate from time to time by notice to the Depositor and the Certificateholders.

                  Current  Principal  Amount:  With respect to any Certificate,  as of any  Distribution  Date, the
Initial Current  Principal Amount of such  Certificate as  reduced by the sum of all amounts allocable to principal previously distributed on any Distribution Date to such Certificate.

                  Cut-off Date:  December 1, 2007.

                  Definitive Certificates:  The meaning set forth in Section 4.01(b) hereof.

                  Depositor:  The meaning set forth in the first sentence hereof.

                  Depository:  DTC, the nominee of which is Cede & Co., or any successor thereto.

                  Depository Agreement:  The meaning set forth in Subsection 4.01(a) hereof.

                  Depository  Participant:  A broker,  dealer, bank or other financial  institution or other Person for whom from time to time the Depository  effects  book-entry  transfers and pledges of securities  deposited with the Depository.

                  Distribution Date: Each Underlying  Certificate  Distribution  Date,  commencing in January 2008, except for the first  Distribution  Date,  which will be January  28,  2008.  If, at any time,  the trustee for the
Underlying  Certificates is no longer Wells Fargo Bank, N.A., and the Trustee for the Certificates  determines that it is impractical  for  distributions  on the  Certificates to be made on the Underlying  Certificate  Distribution
Date, the  Distribution  Date will be changed at the Trustee's  discretion to one Business Day after the Underlying
Distribution Date.

                  DTC:  The Depository Trust Company.

                  Eligible  Account:  Any of (i) an  account  or  accounts  maintained  with  a  federal  or  state chartered  depository  institution  or trust  company,  the long-term  unsecured  debt  obligations  and short-term unsecured  debt  obligations  of which (or, in the case of a depository  institution  or trust  company that is the principal  subsidiary of a holding company,  the debt  obligations of such holding  company,  so long as Moody's is not a Rating  Agency)  are  rated  by each  Rating  Agency  in one of its two  highest  long-term  and its  highest short-term rating categories,  respectively,  at the time any amounts are held on deposit therein;  provided,  that following a downgrade,  withdrawal,  or suspension of such institution's  rating above, each account shall promptly
(and in any case within not more than 30 calendar  days) be moved to one or more  segregated  trust accounts in the trust  department  of such  institution  or to an account  at  another  institution  that  complies  with the above requirements,  or (ii) a trust account or accounts  maintained with the corporate trust  department of a federal or state chartered  depository  institution or trust company having capital and surplus of not less than  $50,000,000, acting in its  fiduciary  capacity or (iii) any other account  acceptable  to the Rating  Agencies (as evidenced in writing by the Rating  Agencies  that use of any such account as the  Certificate  Account will not have an adverse effect on the  then-current  ratings  assigned to the Classes of Certificates  then rated by the Rating  Agencies).
Eligible Accounts may bear interest.

                  ERISA:  The  Employee  Retirement  Income  Security  Act of 1974,  as amended,  and the rules and regulations promulgated thereunder.

                  Exchange Act:  The Securities Exchange Act of 1934, as amended.

                  FDIC: Federal Deposit Insurance Corporation or any successor thereto.

                  Final   Distribution  Date:  With  respect  to  the  Underlying   Certificates,   the  Underlying
Certificate  Distribution  Date on which  the  final  distribution  thereon  is to be made in  accordance  with the
Underlying Agreement.  With respect to the Class A Certificates, the Distribution Date occurring in May 2047.

                  Fitch:  Fitch Ratings.

                  Initial Current Principal Amount:  With respect to the Class A-1 Certificates,  $78,858,120;  and with respect to the Class A-2 Certificates, $6,030,527.

                  Interest  Accrual Period:  For each  Distribution  Date, the one-month  period ending on the last day of the month preceding the month in which such  Distribution  Date occurs.  The initial Interest Accrual Period will be deemed to have  commenced on the Cut-off  Date.  Interest will be calculated on the basis of a 360-day year comprised of twelve 30-day months.

                  Interest  Distribution  Amount:  With respect to each Class of Certificates  and any Distribution
Date, the amount of interest accrued during the related  Interest  Accrual Period at the  Pass-Through  Rate on the
Current Principal Amount of such Class of Certificates immediately prior to such Distribution Date.

                  Investment  Company Act: The  Investment  Company Act of 1940, as amended from time to time,  and the rules and regulations promulgated thereunder.

                  Majority  Certificateholders:  The Holders of  Certificates  evidencing in the aggregate  greater than 50% of the aggregate Current Principal Amount of all the Certificates.

                  Monthly Statement:  The statement delivered to the Certificateholders pursuant to Section 3.11.

                  Moody's: Moody's Investors Service, Inc.

                  Notice of Final Distribution:  With respect to the Underlying  Certificates,  any notice provided pursuant to the Underlying  Agreement to the effect that final distribution on any Underlying  Certificate shall be made only upon  presentment  and surrender  thereof.  With respect to the  Certificates,  the notice to be provided pursuant  to Section  7.01(b) to the effect that final  distribution  on the  Certificates  shall be made only upon presentment and surrender thereof.

                  Officers'  Certificate:  A  certificate  signed by the Chairman of the Board,  the  President,  a
Senior Vice  President,  a Vice President or an Assistant Vice  President and by the Treasurer,  the Secretary,  an
Assistant Treasurer or an Assistant Secretary of the Depositor or the Trustee, as required by this Agreement.

                  Opinion of Counsel:  A written  opinion of counsel,  who may be counsel for the Depositor,  which opinion is addressed to the Trustee and is reasonably acceptable to the Trustee.

                  Pass-Through  Rate: With respect to any Distribution  Date, the  Pass-Through  Rate on each Class of Certificates  are as follows:  the Class A-1  Certificates  and Class A-2  Certificates  will bear interest at a variable pass-through rate equal to the pass-through rate on the Underlying Certificates.

                  Percentage   Interest:   With  respect  to  any  Class  of  Certificates,   the  portion  of  the
Certificates  represented  by such  Certificate,  expressed as a percentage,  the numerator of which is the initial outstanding  Current  Principal  Amount of such class of  Certificates  as of the Closing Date, as specified on the face thereof,  and the denominator of which is the original  Current  Principal  Amount of all Certificates in such class.

                  Permitted Investments: Any one or more of the following:

                  (i)      direct  obligations  of,  or  obligations  fully  guaranteed  as to  timely  payment  of principal and interest by, the United States or any agency or  instrumentality  thereof,  provided such obligations are backed by the full faith and credit of the United States;

                  (ii)     (A) demand and time  deposits  in,  certificates  of deposit  of,  bankers'  acceptances issued by or federal  funds sold by any  depository  institution  or trust  company  (including  the Trustee or its agents  acting in their  respective  commercial  capacities)  incorporated  under the laws of the United  States of
America or any state thereof and subject to supervision  and  examination by federal and/or state  authorities,  so long as, at the time of such investment or contractual  commitment  providing for such investment,  such depository institution  or trust  company or its  ultimate  parent has a  short-term  uninsured  debt rating in one of the two highest  available  rating  categories of each S&P and Fitch and the highest  available rating category of Moody's, and (B) any other demand or time deposit which is fully insured by the FDIC;

                  (iii)    repurchase  obligations  with respect to any security  described in clause (i) above and entered into with a depository  institution or trust company  (acting as  principal),  provided that the commercial paper and/or long term unsecured debt  obligations of such  depository  institution or trust company are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities;

                  (iv)     securities  bearing  interest or sold at a discount  that are issued by any  corporation incorporated  under the laws of the United  States of America,  the  District of Columbia or any State  thereof and that are rated by each Rating  Agency in its highest  long term  unsecured  rating  categories  at the time of such investment or contractual commitment providing for such investment;

                  (v)      commercial  paper  (including  both  non  interest  bearing  discount   obligations  and
interest bearing  obligations)  that is rated by each Rating Agency in its highest short term unsecured debt rating available at the time of such investment;

                  (vi)     units  of  money  market  funds  (which  may be  12b-1  funds,  as  contemplated  by the
Commission under the Investment  Company Act) registered  under the Investment  Company Act including funds managed or advised by the Trustee or an affiliate  thereof  having the highest  applicable  rating from each Rating  Agency rating such funds; and

                  (vii)    if previously  confirmed in writing to the Trustee,  any other  demand,  money market or time deposit,  or any other  obligation,  security or  investment,  as may be acceptable to the Rating  Agencies in writing as a permitted  investment of funds backing  securities  having ratings  equivalent to its highest  initial rating of the Certificates;

provided,  however,  that no instrument described hereunder shall (i) evidence either the right to receive (a) only interest with respect to the obligations  underlying  such  instrument or (b) both principal and interest  payments derived from  obligations  underlying such instrument and the interest and principal  payments with respect to such instrument  provide a yield to maturity at par greater than 120% of the yield to maturity at par of the  underlying obligations, or (ii) be issued by or be an obligation of Bear, Stearns.

                  Person:  Any individual,  corporation,  partnership,  limited liability  company,  joint venture, association,  joint-stock  company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof.

                  Rating  Agency:  S&P,  Fitch or their  respective  successors.  If such agency or its  successors are no longer in existence,  "Rating  Agency" shall be deemed to refer to such  nationally  recognized  statistical rating agency,  or other  comparable  Person,  designated by the Depositor,  notice of which  designation  shall be given to the  Trustee,  and  specific  ratings  of the  Rating  Agency  shall be deemed to refer to the  equivalent ratings of the Person so designated.

                  Realized Losses:  As defined in the Underlying Agreement.

                  Record Date:  For the  Certificates  and the first  Distribution  Date, the Closing Date, and for any  Distribution  Date  thereafter,  the last  Business  Day of the  month  preceding  the  month  in  which  such
Distribution Date occurs.

                  Regulation  AB:  Subpart  229.1100  -  Asset  Backed   Securities   (Regulation  AB),  17  C.F.R.
§§229.1100-229.1123,  as amended from time to time, and subject to such  clarification  and  interpretation as have been provided by the  Commission  in the adopting  release  (Asset-Backed  Securities,  Securities  Act Release No.
33-8518,  70 Fed. Reg.  1,506,  1,531 (Jan. 7, 2005)) or by the staff of the  Commission,  or as may be provided by the Commission or its staff from time to time.

                  Repurchase  Price:  In  connection  with the  repurchase  of any of the  Underlying  Certificates pursuant  to  Section  2.03(c),  a price  equal to the  outstanding  principal  balance  thereof  as of the date of repurchase plus accrued and unpaid interest thereon.

                  Responsible  Officer:  When  used  with  respect  to the  Trustee,  any  officer  of the  Trustee assigned  to  and  working  in its  Corporate  Trust  Office  or  similar  group  with  direct  responsibility  for administering  the trusts  hereunder  and also,  with  respect to a  particular  matter,  any other  officer of the
Trustee to whom a  particular  matter is  referred  by the  Trustee  because  of such  officer's  knowledge  of and familiarity with the particular subject.

                  S&P:  Standard & Poor's,  a division of The  McGraw-Hill  Companies,  Inc., and its successors in interest.

                  Sale  Agreement:  The Sale  Agreement,  dated as of January 16, 2008,  between Bear,  Stearns and the Depositor relating to the Underlying Certificates.

                  Securities Act:  The Securities Act of 1933, as amended.

                  Servicing  Criteria:  The  "servicing  criteria" set forth in Item 1122(d) of  Regulation  AB, as such may be amended from time to time, or those  Servicing  Criteria  otherwise  mutually agreed to by the Sponsor, the Trustee and the Depositor in response to evolving  interpretations  of Regulation  AB and  incorporated  into a revised Exhibit C.

                  Sponsor:  EMC Mortgage Corporation, or its successor in interest.

                  Transaction Documents:  This Agreement, the Sale Agreement and the Underwriting Agreement.

                  Trust:  The Bear  Stearns  Structured  Products  Inc.  Trust  2008-R1,  created  pursuant to this
Agreement.

                  Trustee:  The meaning set forth in the first sentence hereof.

                  Trust Fund:  The segregated pool of assets consisting of:

                  (i)      the Underlying Certificates;

                  (ii)     all amounts payable on the Underlying  Certificates  following the Closing Date pursuant to the Underlying Agreement;

                  (iii)    the  Certificate  Account and such funds or assets as are from time to time deposited in or credited to the Certificate Account;

                  (iv)     the Depositor's rights under the Sale Agreement; and

                  (v)      the income, payments and proceeds of each of the foregoing.

                  Underlying  Agreement:  The Pooling and Servicing Agreement dated as of April 1,  2007, among the
Depositor,  Wells Fargo Bank, N.A., as trustee,  and EMC Mortgage  Corporation,  as sponsor and as master servicer, as such agreement may be amended, modified or amended and restated from time to time.

                  Underlying  Certificate  Class  Percentage:  The  percentage  which  the  Underlying  Certificate constitutes of its entire class as set forth in Schedule A attached hereto under the caption "Class % in Trust."

                  Underlying  Certificate  Distribution  Date: The 25th day of each month,  or if such day is not a
Business Day, then the next Business Day.

                  Underlying  Certificateholder:  The Trustee or its Depository  Participant for the benefit of the
Certificateholders.

                  Underlying  Certificates:  The  Bear  Stearns  ARM  Trust,  Mortgage  Pass-Through  Certificates,
Series 2007-3, Class III-A-1 Certificates, as more particularly described in Schedule A hereto.

                  Underlying   Distribution  Date  Statement:   The  monthly  investor  reports  provided  or  made
available  pursuant to the Underlying  Agreement in respect of the Underlying  Certificates in connection with each
Underlying Certificate Distribution Date.

                  Underlying  Interest:  With  respect to any  Distribution  Date,  an amount equal to the interest received on the Underlying Certificates.

                  Underlying  Principal:  With respect to any  Distribution  Date, an amount equal to the principal received on the Underlying Certificates.

                  Underlying Series:  The series of securities which includes the Underlying Certificates.

                  Underlying Trust:  The Bear Stearns ARM Trust 2007-3.

                  Underwriting Agreement:  The Underwriting  Agreement,  dated as of February 26, 2007, between the
Depositor and Bear, Stearns.

                  United  States  Person or U.S.  Person:  (i) a citizen or resident of the United  States,  (ii) a corporation  or partnership  (including an entity  treated as a corporation  or partnership  for federal income tax purposes) (except, in the case of a partnership,  to the extent provided in regulations)  organized in or under the laws of the United States or any state  thereof,  including for this  purpose,  the District of Columbia,  (iii) an estate the  income of which is  subject to United  States  federal  income tax  regardless  of its source or (iv) a trust if a court within the United States is able to exercise primary  supervision over the  administration  of the trust and one or more United  States  persons  have the  authority  to control  all  substantial  decisions  of the trust.  Notwithstanding the preceding sentence, to the extent provided in Treasury  regulations,  certain trusts in existence  on August 20, 1996 and treated as U.S.  Persons  prior to such date,  that elect to be treated as a U.S.
Person, also will be U.S. Persons.

                  Widely  Held Fixed  Investment  Trust:  As such term is defined in Treasury  Regulations  section
1.671-5(b)(22) or successor provisions.

                  Widely  Held Fixed  Investment  Trust  Regulations:  Treasury  Regulations  section  1.671-5,  as amended.

                  Widely  Held  Mortgage  Trust:  As  such  term  is  defined  in  Treasury   Regulations   section
1.671-5(b)(23) or successor provisions.

                                                    ARTICLE II

                   CONVEYANCE OF THE UNDERLYING CERTIFICATES; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01. Conveyance of the Underlying Certificates.

           (a)          The  Depositor,  concurrently  with the  execution and delivery  hereof,  does hereby sell, transfer,  assign,  set-over  and  otherwise  convey to the  Trustee,  in trust,  for the use and  benefit of the
  Certificateholders,  without  recourse,  all the right,  title and  interest of the  Depositor  in and to (i) the
  Underlying  Certificates,  including all amounts  payable on the Underlying  Certificates  in accordance with the terms  thereof  on or after  the  Closing  Date,  (ii) the Sale  Agreement  and (iii)  all its  right,  title and interest, if any, in all other assets constituting the Trust Fund.

           (b)          In connection with such transfer and assignment,  and  concurrently  with its execution and delivery of this Agreement,  the Depositor shall have caused the Underlying  Certificates to be registered in the name of  the Trustee for the benefit of the Certificateholders.

           (c)          It is intended  that the  conveyance  by the  Depositor  to the  Trustee of the  Underlying
  Certificates  as provided for in this Section 2.01 be construed as a sale by the  Depositor to the Trustee of the
  Underlying  Certificates.  Further, it is not intended that such conveyance be deemed to be a grant of a security interest in the Underlying  Certificates by the Depositor to the Trustee to secure a debt or other  obligation of the Depositor.  However, in the event that the Underlying  Certificates are held to be property of the Depositor, or if for any  reason  this  Agreement  is held or  deemed  to  create  a  security  interest  in the  Underlying
  Certificates,  then (a) this Agreement shall  constitute a security  agreement within the meaning of Article 9 of the New York Uniform  Commercial  Code; (b) the  conveyance  provided for in Section 2.01 shall be deemed to be a grant by the  Depositor  to the Trustee of, and the  Depositor  hereby  grants to the Trustee as security for its obligations hereunder, a security interest in all of the Depositor's right, title and interest, whether now owned or hereafter acquired, in and to (1) the Underlying Certificates, including all amounts payable on the Underlying
  Certificates in accordance  with the terms thereof on or after the Closing Date, (3) the Sale Agreement,  (4) all its right, title and interest, if any, in all other assets constituting the Trust Fund, (5) all accounts, chattel
  paper,   deposit  accounts,   documents,   general   intangibles,   goods,   instruments,   investment  property,
  letter-of-credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the  foregoing,  and (6) all proceeds of the  foregoing.  The provisions of this Agreement shall be construed so as to further such intent.

                  The  Depositor  and  the  Trustee,  at  the  Depositor's  or  the  Majority   Certificateholders'
direction,  shall, to the extent  consistent  with this Agreement,  take such actions as may be necessary to ensure that, if this Agreement  were deemed to create a security  interest in the  Underlying  Certificates  and the other property  described above,  such security  interest would be a perfected  security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

Section 2.02. Acceptance of Trust Fund by the Trustee; Initial Issuance of Certificates.

                  The Trustee  acknowledges  receipt of copies of the  Underlying  Agreement,  the  delivery of the
Underlying  Certificates  to the Trustee  through the  Depository,  in good faith and without notice of any adverse claim,  and the receipt of all other assets included in the Trust Fund and declares that it holds and will hold the
Underlying  Certificates and all other assets included in the Trust Fund in trust for the exclusive use and benefit of all present and future Certificateholders in accordance with the terms of this Agreement. Concurrently with such transfer,  delivery and  assignment  and in exchange  therefor,  pursuant to the written  request of the  Depositor executed by an officer of the Depositor,  the Trustee has executed and caused to be authenticated  and delivered to or upon the order of the Depositor,  the Certificates in authorized  denominations evidencing the entire beneficial ownership of the Trust.

                  Until the Trust is terminated in accordance  with Section 7.01,  except as provided  herein,  the
Trustee shall not assign,  sell,  dispose of or transfer any interest in the Underlying  Certificates  or any other asset  constituting the Trust Fund or permit the Underlying  Certificates or any other asset constituting the Trust
Fund to be  subjected  to any lien,  claim or  encumbrance  arising by,  through or under the Trustee or any person claiming by, through or under the Trustee.

Section 2.03. Representations and Warranties of the Depositor and the Trustee.

           (a)          The  Depositor  hereby  represents  and  warrants to the Trustee and for the benefit of the
  Certificateholders, as of the Closing Date, that:

                  (i)      The Depositor is a corporation  duly  organized,  validly  existing and in good standing under the laws of the State of Delaware,  and the  Depositor  is  possessed  of all licenses  necessary to carry on its business.

                  (ii)     The execution and delivery of this Agreement by the Depositor,  and the  performance and compliance  with  the  terms  of this  Agreement  by the  Depositor,  will  not  violate  the  Depositor's certificate of  incorporation  or bylaws or constitute a default (or an event which,  with notice or lapse of time, or both,  would  constitute a default) under, or result in the breach of, any material  agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iii)    The Depositor has the full right,  power and authority to enter into and  consummate all transactions  contemplated  by this  Agreement,  including  but not  limited  to  selling  the  Underlying
         Certificates  to the  Trustee,  has duly  authorized  the  execution,  delivery  and  performance  of this
         Agreement, and has duly executed and delivered this Agreement.

                  (iv)     This  Agreement,  assuming  due  authorization,  execution  and delivery by the Trustee, constitutes a valid, legal and binding obligation of the Depositor,  enforceable  against the Depositor in accordance  with the terms  hereof,  subject to (A)  applicable  bankruptcy,  insolvency,  reorganization, moratorium  and other laws  affecting the  enforcement  of creditors'  rights  generally,  and (B) general principles of equity,  regardless of whether such  enforcement  is considered in a proceeding in equity or at law.

                  (v)      The Depositor is not in violation  of, and its execution and delivery of this  Agreement and its  performance  and compliance  with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter,  or any order,  regulation or demand of any federal, state or local  governmental or regulatory  authority,  which violation is likely to affect materially and adversely  either the ability of the  Depositor  to perform its  obligations  under this  Agreement or the financial condition of the Depositor.

                  (vi)     No  litigation  is pending  or, to the best of the  Depositor's  knowledge,  threatened, against the Depositor which, if determined  adversely to the Depositor,  would prohibit the Depositor from entering  into this  Agreement or is likely to materially  and adversely  affect either the ability of the
         Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

                  (vii)    The Depositor was,  immediately prior to the transfer of the Underlying  Certificates to the Trustee on behalf of the Trust, the sole owner thereof free and clear of any lien,  pledge,  charge or encumbrance of any kind.

                  (viii)   The Depositor  acquired the Underlying  Certificates in good faith without notice of any adverse claim, lien, charge,  encumbrance or security interest (including without limitation,  federal tax liens or liens arising under ERISA).

                  (ix)     The  Depositor  has not  assigned  any interest in the  Underlying  Certificates  or any distributions thereon, except as contemplated herein.

                  (x)      The Trustee will be entitled to  distributions  under the Underlying  Agreement equal to all distributions of interest and principal made on the Underlying Certificates.

                  (xi)     The  information  relating  to the  Underlying  Certificates  set forth in Schedule A is true and correct in all material respects.

                  (xii)    The transfer of the  Underlying  Certificates  by the Depositor to the Trustee on behalf of the Trust  pursuant to this  Agreement  is an absolute  sale.  The  Underlying  Certificates  have been reregistered in the name of the Trustee,  on behalf of the  Certificateholders,  through the facilities of the Depositary.

                  (xiii)   The Depositor  has no actual  knowledge  after  reasonable  inquiry that the  Underlying
         Certificates (1) were not validly issued by the Underlying  Trust,  (2) are not  outstanding,  (3) are not the legal,  valid,  binding and enforceable  obligation of the Underlying  Trust, and (4) are not entitled to the benefits of the Underlying  Agreement  pursuant to which such Underlying  Certificates  were issued
         (except  as  limited by  bankruptcy,  insolvency  or other  similar  laws  affecting  the  enforcement  of creditors' rights generally or in accordance with general equitable principles).

           (b)          The Trustee  hereby  represents  and warrants to the  Depositor  and for the benefit of the
  Certificateholders, as of the Closing Date, that:

                  (i)      The Trustee is a national  banking  association,  duly  organized  and validly  existing under the laws of the United States of America.

                  (ii)     The execution and delivery of this  Agreement by the Trustee,  and the  performance  and compliance  with the terms of this  Agreement by the Trustee,  will not violate the  Trustee's  charter or bylaws  or  constitute  a  default  (or an event  which,  with  notice  or lapse of time,  or both,  would constitute a default)  under,  or result in the breach of, any material  agreement or other  instrument to which it is a party or which is applicable to it or any of its assets.

                  (iii)    The  Trustee  has the full  power  and  authority  to  enter  into  and  consummate  all transactions  contemplated by this Agreement, has duly authorized the execution,  delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv)     This  Agreement,  assuming due  authorization,  execution  and delivery by the Depositor and the Trustee,  constitutes a valid,  legal and binding obligation of the Trustee,  enforceable  against the  Trustee in  accordance  with the terms  hereof,  subject to (A)  applicable  bankruptcy,  insolvency, reorganization,  moratorium and other laws affecting the enforcement of creditors' rights  generally,  and
         (B) general  principles of equity,  regardless of whether such  enforcement  is considered in a proceeding in equity or at law.

                  (v)      The Trustee is not in violation  of, and its  execution  and delivery of this  Agreement and its  performance  and compliance  with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter,  or any order,  regulation or demand of any federal, state or local  governmental or regulatory  authority,  which violation is likely to affect materially and adversely  either the  ability of the  Trustee to perform  its  obligations  under this  Agreement  or the financial condition of the Trustee.

                  (vi)     No  litigation  is  pending  or,  to the best of the  Trustee's  knowledge,  threatened, against the Trustee which would  prohibit the Trustee from  entering  into this  Agreement or is likely to materially and adversely  affect either the ability of the Trustee to perform its  obligations  under this
         Agreement or the financial condition of the Trustee.

                  (vii)    The Underlying  Certificates  will be held by the Trustee  through the  Depository,  the information  relating  to the  Underlying  Certificates  set  forth  on  Schedule  A  hereto  conforms  to information  set forth in the Prospectus  dated March 20, 2007 and the Prospectus  Supplement  dated April
         26, 2007 for the Underlying  Certificates;  it has acquired the Underlying Certificates from the Depositor in good  faith,  for  value,  and,  to the best of the  Trustee's  knowledge,  without  notice  or  actual knowledge of any adverse  claim,  lien,  charge,  encumbrance  or security  interest  (including,  without limitation,  federal tax liens or liens  arising  under  ERISA);  it has not and will not, in any capacity except as Trustee,  on behalf of the  Certificateholders,  assert any claim or interest in the  Underlying
         Certificates  and will hold such  Underlying  Certificates  and the proceeds  thereof in trust pursuant to the terms of this  Agreement;  and it has not  encumbered or transferred  its right,  title or interest in the Underlying Certificates.

           (c)          It is  understood  and agreed  that the  foregoing  representations  and  warranties  shall survive the execution and delivery of this  Agreement.  Upon  discovery by any party hereto of a breach of any of the  foregoing  representations  and  warranties  which  materially  and  adversely  affects the interests of the
  Certificateholders  or any party  hereto,  the party  discovering  such breach will give  prompt  written  notice thereof to the other  parties  hereto  and the  Certificateholders.  Within  thirty  (30) days of the  earlier of either  discovery by or notice to the  Depositor of any breach of a  representation  or warranty of the Depositor that materially and adversely affects the interests of the  Certificateholders,  the Depositor shall use its best efforts  promptly  to cure such  breach in all  material  respects  and,  if such  breach  cannot be cured and it relates to an Underlying  Certificate,  the Depositor shall, at the election of the Majority  Certificateholders, repurchase  the  Underlying  Certificates  at  the  Repurchase  Price.  If the  Depositor  is to  repurchase  the
  Underlying  Certificates,  the Trustee shall  promptly  determine  the  Repurchase  Price in accordance  with the definition  thereof.  Repurchase of the  Underlying  Certificates  pursuant to the  foregoing  provisions of this
  Section  2.03(c) shall be  accomplished  by deposit by the Depositor in the  Certificate  Account on the Business
  Day prior to the next succeeding Distribution Date of the amount of the Repurchase Price.

Section 2.04. Purposes  and Powers of the Trust.  The  purpose of the Trust,  as created  hereunder,  is to protect and  conserve  the  assets  of the  Trust,  and the Trust  shall not at any time  engage in or carry on any kind of business or any kind of commercial or investment activity.  Subject to the foregoing, the Trust shall:

                  (i)      issue the  Certificates  to, or at the written  direction  of, the Depositor in exchange for the Underlying Certificates;

                  (ii)     perform the activities of the Trust that are expressly set forth in this Agreement;

                  (iii)    engage in those  activities  that are  reasonably  necessary,  suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (iv)     subject to compliance  with this  Agreement,  engage in such other  activities as may be required in connection  with  conservation of the assets of the Trust and the making of  distributions  to the Certificateholders.

                  The  Trust is  hereby  authorized  to engage in the  foregoing  activities.  The Trust  shall not engage in any  activity  other than the  foregoing  or other than as  required or  authorized  by the terms of this
Agreement  while any  Certificate is outstanding  without the consent of all of the  Certificateholders;  provided, however,  that in no event  shall the  Trustee or any other  Person  have any power to vary the  investment  of the
Certificateholders  in the  Certificates  or to substitute new investments or reinvest so as to enable the Trust to take  advantage  of  variations  in  the  market  to  improve  the  investment  of  the  Certificateholders  in the
Certificates.

                  It is intended  that the Trust  qualify as an  "investment  trust" within the meaning of Treasury
Regulation Section  301.7701-4(c),  taxable as a grantor trust under Subpart E, part I of subchapter J of chapter 1 of the Code,  of which the  Certificateholders  are  owners,  and it is neither  the  purpose nor the intent of the parties  hereto to  create a  partnership,  joint  venture,  taxable  mortgage  pool or  association  taxable  as a corporation  between  or among the  Certificateholders,  the  Trustee  or the  Depositor.  The  provisions  of this
Agreement shall be construed so as to further such intent.

                                                    ARTICLE III

                                  ADMINISTRATION OF THE UNDERLYING CERTIFICATES;
                                    PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS

Section 3.01. Administration of the Trust Fund and the Underlying Certificates.

                  If at any  time  the  Trustee  is  requested,  whether  by a  Certificateholder,  a  holder  of a certificate  of the  Underlying  Series or a party to the  Underlying  Agreement or any other  Person,  to take any action or to give any consent, approval or waiver,  including,  without limitation, in connection with an amendment of the Underlying  Agreement,  the Trustee shall  promptly  notify all of the Holders of the  Certificates  and the
Depositor of such request and of its planned course of action with respect  thereto and the Trustee  shall,  in its capacity as registered  owner of such  Underlying  Certificates,  take such action in connection  with the exercise and/or  enforcement  of any rights and/or  remedies  available to it in such capacity with respect to such request, as the majority of Certificateholders shall direct in writing.

Section 3.02. Collection of Monies.

           (a)          In connection with its receipt of any  distribution  on the Underlying  Certificates on any
  Underlying  Certificates  Distribution  Date, the Trustee shall review the related  Underlying  Distribution Date
  Statement  and shall confirm that the aggregate  amount of such  distribution  received by it with respect to the
  Underlying  Certificates is consistent with the Underlying  Distribution Date Statement (it being understood that the Trustee  shall be entitled to rely on the  accuracy  and  correctness  of the  Underlying  Distribution  Date
  Statement).

           (b)          If the  Trustee  receives  a Notice of Final  Distribution  in  respect  of the  Underlying
  Certificates,  the Trustee shall cause the Underlying  Certificates  to be presented for final payment thereon in accordance  with the terms and  conditions  of the  Underlying  Agreement  and such  notice.  The  Trustee  shall promptly  deposit in the Certificate  Account the final  distribution  received upon such Underlying  Certificate for  distribution  in  accordance  with  Section  3.05 hereof on the next  succeeding  Distribution  Date for the related Certificates.

Section 3.03. Establishment of Certificate Account; Deposits Therein.

           (a)          The Trustee,  for the benefit of the  Certificateholders,  shall establish and maintain one or more interest  bearing trust accounts  (collectively,  the "Certificate  Account"),  each of which shall be an
  Eligible  Account,  entitled  "Wells  Fargo Bank,  N.A.,  as trustee for the  registered  holders of Bear Stearns
  Structured  Products  Inc.  Trust,  Series  2008-R1,"  held  in  trust  by the  Trustee  for the  benefit  of the
  Certificateholders.  The  Trustee  shall  cause  to be  deposited  directly  into  the  Certificate  Account  all distributions  received by the Trustee on the  Underlying  Certificates,  from whatever  source,  and all amounts received by it  representing  payment of a  Repurchase  Price  pursuant  to Section  2.03(c),  subsequent  to the
  Closing  Date.  The  Certificate  Account is initially  located at the Trustee.  The Trustee shall give notice to the  Depositor  and to  Certificateholders  of any new location of the  Certificate  Account  prior to any change thereof.  The Trustee shall have the right to create  sub-accounts of the  Certificate  Account to facilitate the administration of funds.

           (b)          [Reserved]

           (c)          The Depositor  shall cause all  distributions  received on the Underlying  Certificates  by the  Depositor  or any of its  Affiliates  after the Closing  Date to be provided to the Trustee for deposit into the Certificate Account.

Section 3.04. Permitted Withdrawals From the Certificate Account.

                  The Trustee may from time to time withdraw funds from the  Certificate  Account for the following purposes:

                  (i)      to make distributions in the amounts and in the manner provided for in Section 3.05;

                  (ii)     to pay to the Person entitled  thereto any amount  deposited in the Certificate  Account in error; and

                  (iii)    to clear and terminate the Certificate Account upon the termination of this Agreement.

On each  Distribution  Date, the Trustee shall withdraw all funds from the  Certificate  Account and shall use such funds  withdrawn from the Certificate  Account only for the purposes  described in this Section 3.04 and in Section
3.05.

Section 3.05. Distributions.

           (a)          On each  Distribution  Date,  the Trustee  shall apply amounts in the  Certificate  Account representing Available Funds in the following manner and order of priority:

                  (i) to the Class A-1  Certificates,  from the Class A-1  Percentage  of Underlying  Interest,  an amount  equal to the Class A-1  Interest  Distribution  Amount;  and if such  Class A-1  Percentage  of  Underlying
Interest  is  insufficient,  from the  Class  A-2  Percentage  of  Underlying  Interest,  and if such  amounts  are insufficient, from the Class A-2 Percentage of Underlying Principal;

                  (ii) to the Class A-1  Certificates,  from the Class A-1 Percentage of Underlying  Principal,  an amount  equal to the Class A-1  Principal  Distribution  Amount;  and if such Class A-1  Percentage  of  Underlying
Principal is  insufficient,  from the Class A-2  Percentage of  Underlying  Principal (as such amount may have been reduced as  described  in Section  3.05(a)(i)  above);  and if such  amounts are  insufficient,  from the Class A-2
Percentage of Underlying Interest (as such amount may have been reduced as described in Section 3.05(a)(i) above);

                  (iii) to the Class A-2  Certificates,  from the Class A-2  Percentage of Underlying  Interest (as such amount may have been reduced as described in Sections  3.05(a)(i) and 3.05(a)(ii)  above),  an amount equal to the Class A-2 Interest Distribution Amount; and

                  (iv) to the Class A-2  Certificates,  from the Class A-2  Percentage of Underlying  Principal (as such amount may have been reduced as described in Sections  3.05(a)(i) and 3.05(a)(ii)  above),  an amount equal to the Class A-2  Principal  Distribution  Amount;  and if such  Class  A-2  Percentage  of  Underlying  Principal  is insufficient,  from  Underlying  Interest (as such amount has been or may have been reduced as described in Section
3.05(a)(i) through 3.05(a)(iii) above).

           (b)          All distributions  made to Holders of the Certificates  pursuant to Section 3.05(a) on each
  Distribution  Date shall be allocated pro rata among the  outstanding  Certificates  based upon their  respective
  Percentage  Interests  and,  except in the case of the final  distribution  to the  Holders of the  Certificates, shall be made to the Holders of record on the related  Record Date.  Distributions  to any  Certificateholder  on
  any  Distribution  Date shall be made by wire  transfer  of  immediately  available  funds to the account of such
  Certificateholder  at a bank or other entity having appropriate  facilities therefor,  if such  Certificateholder shall have so notified the Trustee in writing (which wiring  instructions  may be in the form of a standing order applicable to all future  Distribution  Dates) no less than five  Business Days prior to the related  Record Date
  (or, in the case of the initial  Distribution  Date, no later than the related Record Date) and is the registered owner of  Certificates  with an  aggregate  Initial  Current  Principal  Amount of not less than  $1,000,000,  or otherwise  by check  mailed  by first  class  mail to the  address  of such  Certificateholder  appearing  in the
  Certificate  Register.  Final distribution to each  Certificateholder  will be made in like manner, but only upon presentment  and  surrender  of such  Certificate  at the  Corporate  Trust  Office of the  Trustee or such other location specified in the notice to Certificateholders of such final distribution.

           (c)          Notwithstanding  any other provision of this  Agreement,  the Trustee shall comply with all federal withholding  requirements  respecting payments to Certificateholders that the Trustee reasonably believes are applicable  under the Code.  The consent of  Certificateholders  shall not be required for such  withholding.
  In the event the Trustee does  withhold  any amount from  payments to any  Certificateholder  pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

           (d)          Realized  Losses.  On any  Distribution  Date, the rights of the Class A-2  Certificates to receive  distributions  will be subordinated  to the Class A-1  Certificates to the extent of any Realized Losses allocated to the Underlying Certificates, as further described under Section 3.05(a) of this Agreement.

Section 3.06. Statements to Certificateholders.

                  On  each   Distribution   Date,   the  Trustee   shall   prepare  and  make   available  to  each
Certificateholder,  the  Depositor  and the Rating  Agencies,  on its  website,  a statement  with  respect to such
Distribution Date, stating:

                  (i)      the Available Funds for such  Distribution  Date,  including the cash flows received and the sources thereof for distributions;

                  (ii)     the Interest  Distribution  Amount and the amount with respect to principal paid on each
         Class of Certificates with respect to such Distribution Date;

                  (iii)    the Current  Principal  Amount of each Class of  Certificates  before and after applying payments on such Distribution Date;

                  (iv)     the  applicable  record  dates,  accrual  dates and  actual  Distribution  Dates for the period;

                  (v)      the Pass-Through Rate on each Class of Certificates for such Distribution Date; and

                  (vi)     the interest rate on the Underlying Certificates for such Distribution Date.

                  In the case of the information  furnished  pursuant to clause (ii) above,  the amounts shall also be expressed as a dollar amount per $100,000 of principal face amount.

                  The Trustee may make available  each month,  to any interested  party,  the monthly  statement to
Certificateholders  via the  Trustee's  website  initially  located at  "www.ctslink.com."  Assistance in using the website can be obtained by calling the Trustee's customer service desk at  1-866-846-4526.  Parties that are unable to use the above  distribution  option are  entitled  to have a paper copy  mailed to them via first  class mail by calling the Trustee's  customer  service desk and  indicating  such. The Trustee shall have the right to change the way such reports are distributed in order to make such  distribution  more convenient and/or more accessible to the parties, and the Trustee shall provide timely and adequate notification to all parties regarding any such change.

                  In addition,  the Trustee  promptly will furnish to the Depositor  and, upon the written  request of a Certificateholder,  to such  Certificateholder,  copies of any written notices,  statements,  reports or other written communications, received by the Trustee in respect of the Underlying Certificates.

Section 3.07. Access to Certain Documentation and Information.

                  The  Trustee  shall  provide  to the  Depositor  access to all  reports,  documents  and  records maintained by the Trustee in respect of its duties  hereunder,  such access being afforded  without charge but only upon three Business Days' written request and during normal business hours at offices designated by the Trustee.

Section 3.08. Calculation of Distribution Amounts.

                  All calculations of Available Funds,  the Interest  Distribution  Amount and amounts payable with respect to principal  for any  Distribution  Date shall be performed by the Trustee in reliance on the  information provided to it in the applicable Underlying Distribution Date Statement.

Section 3.09. Annual Statement as to Compliance.

           (a)          The Trustee  shall deliver (or  otherwise  make  available) to the Depositor not later than
  March  15th of each  calendar  year  beginning  in 2009,  an  Officer's  Certificate  (an  "Annual  Statement  of
  Compliance")  stating,  as to each signatory  thereof,  that (i) a review of the activities of the Trustee during the  preceding  calendar year and of its  performance  under this  Agreement  has been made under such  officer's supervision  and (ii) to the best of such officer's  knowledge,  based on such review,  the Trustee has fulfilled all of its obligations under this Agreement in all material respects  throughout such year or applicable  portion thereof,  or, if there has been a failure to fulfill any such  obligation  in any  material  respect,  specifying each such failure  known to such officer and the nature and status of the cure  provisions  thereof.  Such Annual
  Statement of Compliance shall contain no restrictions or limitations on its use.

           (b)          The master  servicer,  servicer,  trustee,  securities  administrator  or custodian for the
  Underlying  Series  will be  required  to  provide  to the  Trustee  and the  Depositor  an annual  statement  of compliance  pursuant to the related  Underlying  Agreement  or a side letter  agreement.  The  Depositor,  in its capacity as the depositor for each  Underlying  Series,  shall forward any annual  statement of compliance to the
  Trustee  to the  extent not  otherwise  received  by the  Trustee  (pursuant  to a side  letter  agreement  or an
  Underlying  Agreement in its capacity as master servicer or securities  administrator  of the related  Underlying
  Series)  and any other  annual  statement  of  compliance  of a Servicer  that is  required to be filed under the related Form 10-K no later than two Business  Days  following  March 15th of each  calendar  year in which a Form
  10-K is required to be filed for the Trust.

           (c)          Failure of the Trustee to comply with this  Section  3.09  (including  with  respect to the timeframes  required in this Section)  which  failure  results in a failure to timely file the related Form 10-K, shall,  upon written  notice from the Depositor,  be deemed a default which may result in the  termination of the
  Trustee pursuant to Section 5.07 and the Depositor may, upon notice  immediately  terminate all of the rights and obligations of the Trustee under this  Agreement  without  compensating  the Trustee for the same (but subject to the Trustee's right to  reimbursement  of all amounts for which it is entitled to be reimbursed prior to the date of termination).  Upon such  termination,  the Trustee shall  immediately  transfer or cause to be transferred to the  successor  Trustee all  Underlying  Certificates  and other assets of the Trust Fund held by or on behalf of the Trustee.  This paragraph  shall  supersede any other  provision in this  Agreement or any other  agreement to the contrary.

Section 3.10. Assessments of Compliance and Attestation Reports.

         Pursuant to Rules 13a-18 and 15d-18 of the Exchange  Act and Item 1122 of  Regulation  AB, the Trustee (to
the extent set forth in this Section) (the  "Attesting  Party") shall deliver (or otherwise make  available) to the
Depositor  on or before March 15th of each  calendar  year in which a Form 10-K is filed with the  Commission  with respect to the Certificates,  beginning in 2009, a report regarding the Attesting Party's  assessment of compliance
(an "Assessment of Compliance") with the Servicing  Criteria  applicable to it during the preceding  calendar year.
The Assessment of Compliance, as set forth in Regulation AB, must contain the following:

         (a)      A statement by an authorized  officer of the Attesting Party of its authority and  responsibility for assessing compliance with the Servicing Criteria applicable to the Attesting Party;

         (b)      A statement  by an  authorized  officer  that the  Attesting  Party used the  Servicing  Criteria identified in Exhibit C hereto to assess compliance with the Servicing Criteria applicable to the Attesting Party;

         (c)      An assessment by such officer of the Attesting Party's  compliance with the applicable  Servicing
Criteria for the period consisting of the preceding  calendar year,  including  disclosure of any material instance of  noncompliance  with respect thereto during such period,  which  assessment shall be based on the activities the
Attesting  Party  performs with respect to  asset-backed  securities  transactions  taken as a whole  involving the
Attesting Party, that are backed by the same asset type as those backing the Underlying Certificates;

         (d)      A statement that a registered  public  accounting  firm has issued an  attestation  report on the
Attesting Party's Assessment of Compliance for the period consisting of the preceding calendar year; and

         (e)      A statement as to which of the Servicing  Criteria,  if any, are not  applicable to the Attesting
Party,  which  statement shall be based on the activities the Attesting Party performs with respect to asset-backed securities  transactions  taken as a whole involving the Attesting Party, that are backed by the same asset type as those backing the Underlying Certificates.

         Such report at a minimum  shall  address  each of the  Servicing  Criteria  specified  on Exhibit C hereto which are indicated as applicable to the Attesting Party.

         On or before  March  15th of each  calendar  year in which a Form 10-K is filed with the  Commission  with respect to the  Certificates,  beginning in 2009, the Attesting  Party shall furnish (or otherwise make  available)
to the Depositor a report (an  "Attestation  Report") by a registered  public  accounting firm that attests to, and reports on, the  Assessment of Compliance  made by the Attesting  Party,  as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item  1122(b) of  Regulation  AB, which  Attestation  Report must be made in  accordance  with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

         Each party to the  Underlying  Series that is  determined  by the  Depositor to be  "participating  in the servicing  function"  within the meaning of Item 1122 of  Regulation  AB will be required to provide to the Trustee and/or the  Depositor an  assessment  of  compliance  and  attestation  report  pursuant to the related  Underlying
Agreement or a side letter  agreement.  The  Depositor,  in its capacity as depositor for each  Underlying  Series, shall  forward any  assessment  of  compliance  and  attestation  report to the Trustee to the extent not otherwise received by the Trustee  (pursuant to a side letter agreement or an Underlying  Agreement in its capacity as master servicer  or  securities  administrator  of any  Underlying  Series) and any other  assessment  of  compliance  and attestation  report to be filed under the related Form 10-K no later than two Business  Days  following  March 15th in any calendar year in which a Form 10-K is to be filed by the Trust.  The  Depositor  will identify in writing by no later  than  January  30th of each year for which a Form  10-K is to be filed  for the  Trust  and  provide  any assessment  of compliance  and  attestation  report to the Trustee  required to be included in any Form 10-K to the extent not otherwise received by the Trustee as set forth in the previous sentence.

         The  Depositor  shall  confirm that each  Assessment  of  Compliance  delivered to it addresses all of the
Servicing  Criteria  set  forth in  Exhibit  C and  notify  the  Trustee  of any  exceptions.  Notwithstanding  the foregoing,  as to any  subcontractor,  an Assessment  of  Compliance  is not required to be delivered  unless it is required as part of a Form 10-K with respect to the Trust Fund.

         Failure of the  Trustee  to comply  with this  Section  3.10  (including  with  respect to the  timeframes required  in this  Section)  which  failure  results in a failure to timely file the  related  Form 10-K,  shall be deemed a default  which may result in the  termination  of the Trustee  pursuant to Section 5.07 and the  Depositor may, upon notice  immediately  terminate  all of the rights and  obligations  of the Trustee  under this  Agreement without  compensating  the Trustee for the same (but subject to the Trustee's right to reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of  termination).  Upon such  termination,  the Trustee shall  immediately  transfer or cause to be transferred to the successor  Trustee all Underlying  Certificates  and other  assets of the Trust Fund held by or on behalf of the  Trustee.  This  paragraph  shall  supersede  any other provision in this Agreement or any other agreement to the contrary.

Section 3.11. Reports Filed with Securities and Exchange Commission.

         (a)      (i) (A)  Within 15 days  after  each  Distribution  Date,  for so long as the Trust is subject to
Exchange Act reporting  requirements,  the Trustee shall, in accordance with industry  standards,  prepare and file with the Commission via the Electronic  Data Gathering and Retrieval  System  ("EDGAR"),  a Distribution  Report on
Form 10-D,  signed by the  Depositor,  with a copy of the Monthly  Statement  to be furnished by the Trustee to the
Certificateholders  for such Distribution  Date;  provided that, the Trustee shall have received no later than five
(5) calendar days after the related  Distribution  Date, all information  required to be provided to the Trustee in such capacity as securities  administrator  for the Underlying  Series as described in clause  (a)(iv)  below.  Any disclosure  that is in  addition  to the  Monthly  Statement  and that is  required  to be  included  on Form 10-D, including any  information  that is required to be filed under Form 10-D in connection  with the Underlying  Series pursuant to the  Underlying  Agreement,  certain side letter  agreements  or  otherwise  required to be provided or incorporated by reference as instructed by the Depositor  ("Additional  Form 10-D  Disclosure")  shall be, pursuant to the  paragraph  immediately  below,  reported  by the  parties  set forth on  Exhibit D to the  Trustee  and the
Depositor and approved by the  Depositor.  The Trustee will have no duty or liability for any failure  hereunder to determine or prepare any Additional  Form 10-D Disclosure  absent such reporting  (other than in the case where the
Trustee  is the  reporting  party  as set  forth in  Exhibit  D) and  approval.  Notwithstanding  anything  in this
Agreement  or the  Underlying  Agreement  to the  contrary,  the  Trustee,  as master  servicer  and/or  securities administrator  for  each of the  Underlying  Series,  shall  aggregate  and make  available  to the  Depositor  all information  provided  pursuant to Item 1121 of Regulation AB with respect to each  Underlying  Series for purposes of including such information in each Form 10-D that is required to be filed under this Agreement.

         (B) Within  five (5)  calendar  days after the  related  Distribution  Date,  (i) the parties set forth in
Exhibit D shall be required to provide,  pursuant to Section  3.11(a)(iv)  below, to the Trustee and the Depositor, to the  extent  known by a  responsible  officer  thereof,  in  EDGAR-compatible  format,  or in such other form as otherwise  agreed upon by the Trustee and the  Depositor and such party,  the form and substance of any  Additional
Form  10-D  Disclosure,  if  applicable  and  (ii) the  Depositor  shall  approve,  as to form  and  substance,  or disapprove,  as the case may be, the inclusion of the Additional  Form 10-D  Disclosure on Form 10-D. The Depositor
shall be responsible  for any reasonable  fees and expenses  assessed or incurred by the Trustee in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section.

         (C) After  preparing the Form 10-D,  the Trustee shall forward  electronically  a copy of the Form 10-D to the Depositor for review.  Within two Business Days after receipt of such copy, but no later than the 12th calendar day after the Distribution Date (provided that, the Trustee forwards a copy of the Form 10-D no later than the 10th calendar  day after the  Distribution  Date),  the  Depositor  shall  notify the  Trustee in writing  (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of receipt of any written changes or approval,  the Trustee  shall be entitled to assume that such Form 10-D is in final form and the Trustee may proceed with the filing of the Form 10-D.  No later than the 13th  calendar day after the related  Distribution
Date, a duly  authorized  officer of the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original  executed hard copy to follow by overnight mail) to the Trustee.  If a Form
10-D cannot be filed on time or if a previously  filed Form 10-D needs to be amended,  the Trustee shall follow the procedures set forth in Section 3.11(a)(v). Promptly (but no later than one (1) Business Day) after filing with the
Commission,  the Trustee shall make available on its internet website a final executed copy of each Form 10-D filed by the Trustee.  The parties to this Agreement  acknowledge that the performance by the Trustee of its duties under
Sections 3.11(a)(i) and (v) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties  strictly  observing all applicable  deadlines in the performance of their duties under such Sections.
The Trustee shall not have any liability for any loss,  expense,  damage or claim arising out of or with respect to any failure to properly  prepare and timely file such Form 10-D,  where such  failure  results  from the  Trustee's inability or failure to receive,  on a timely basis, any information from any other party hereto needed to prepare, arrange  for  execution  or file such Form  10-D,  not  resulting  from its own  negligence,  bad faith or  willful misconduct.

         Each of Form 10-D and Form 10-K requires the  registrant  to indicate (by checking  "yes" or "no") that it
"(1) has filed all reports  required to be filed by Section 13 or 15(d) of the  Exchange  Act during the  preceding
12 months (or for such shorter  period that the  registrant  was required to file such  reports),  and (2) has been subject to such filing  requirements  for the past 90 days." The  Depositor  hereby  represents to the Trustee that the Depositor has filed all such  required  reports  during the preceding 12 months and it has been subject to such filing  requirements  for the past 90 days.  The Depositor  shall notify the Trustee in writing,  no later than the fifth calendar day after the related  Distribution  Date with respect to the filing of a report on Form 10-D and no later than March 15th with respect to the filing of a report on Form 10-K,  if the answer to the  questions  should be "no." The Trustee shall be entitled to rely on such  representations  in preparing,  executing and/or filing any such report.

         (ii) (A) Within four (4) Business Days after the occurrence of an event  requiring  disclosure on Form 8-K
(each  such  event,  a  "Reportable  Event"),  for so long as the  Trust  is  subject  to  Exchange  Act  reporting requirements,  the Trustee shall prepare and file, at the direction of the Depositor,  on behalf of the Trust,  any
Form 8-K, as required by the Exchange Act; provided that, the Depositor shall prepare and file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is  otherwise  required  to be  included  on Form 8-K,  including  any Form 8-K filed in  connection  with the
Underlying  Series ("Form 8-K  Disclosure  Information")  shall be,  pursuant to the paragraph  immediately  below, reported by the parties set forth on Exhibit D to the Trustee and the Depositor and approved by the Depositor,  and the  Trustee  will have no duty or  liability  for any  failure  hereunder  to  determine  or prepare  any Form 8-K
Disclosure  Information  absent such reporting  (other than in the case where the Trustee is the reporting party as set forth in Exhibit D) and approval.

         (B) For so long as the Trust is subject to the  Exchange  Act  reporting  requirements,  no later than the close of business New York City time on the second (2nd)  Business Day after the  occurrence of a Reportable  Event
(i) the  parties  set forth in Exhibit D and  parties  related to the  Underlying  Series and  required  to provide information  pursuant to the Underlying  Agreement and certain side letter  agreements,  shall be required pursuant to Section  3.11(a)(iv)  below to provide to the Trustee and the  Depositor,  to the extent known by a  responsible officer  thereof,  in  EDGAR-compatible  format,  or in such other form as otherwise agreed upon by the Trustee and the Depositor and such party,  the form and substance of any Form 8-K Disclosure  Information,  if applicable,  and
(ii) the Depositor  shall approve,  as to form and substance,  or disapprove,  as the case may be, the inclusion of the Form 8-K Disclosure  Information on Form 8-K. The Depositor  shall be responsible  for any reasonable  fees and expenses  assessed or incurred by the Trustee in connection  with including any Form 8-K Disclosure  Information on
Form 8-K pursuant to this Section.

         (C) After preparing the Form 8-K, the Trustee shall forward  electronically  a copy of the Form 8-K to the
Depositor for review no later than the second (2nd)  Business Day after the  Reportable  Event.  No later than noon
New York City time on the fourth (4th) Business Day after the Reportable  Event, a duly  authorized  officer of the
Depositor  shall sign the Form 8-K and return an  electronic  or fax copy of such signed Form 8-K (with an original executed  hard  copy to  follow  by  overnight  mail) to the  Trustee.  Promptly,  but no later  than the  close of business on the third (3rd)  Business Day after the  Reportable  Event,  the Depositor  shall notify the Trustee in writing  (which  may be  furnished  electronically)  of any  changes to or  approval  of such Form 8-K filed by the
Trustee.  In the absence of receipt of any written  changes or  approval,  the Trustee  shall be entitled to assume that such Form 8-K is in final form and the  Trustee  may  proceed  with the filing of the Form 8-K.  If a Form 8-K cannot be filed on time or if a  previously  filed  Form 8-K needs to be  amended,  the  Trustee  shall  follow the procedures  set forth in Section  3.11(a)(v).  Promptly  (but no later than one (1) Business Day) after filing with
the Commission,  the Trustee shall   make available on its internet  website a final executed copy of each Form 8-K filed by the  Trustee.  The  parties to this  Agreement  acknowledge  that the  performance  by the  Trustee of its duties  under this  Section  3.11(a)(ii)  related to the timely  preparation,  execution  and filing of Form 8-K is contingent upon such parties strictly  observing all applicable  deadlines in the performance of their duties under this Section  3.11(a)(ii).  The Trustee shall have any liability for any loss, expense, damage or claim arising out of or with  respect to any failure to  properly  prepare,  execute  and/or  timely  file such Form 8-K,  where such failure results from the Trustee's  inability or failure to receive,  on a timely basis,  any information  from any other party hereto  needed to prepare,  arrange for  execution or file such Form 8-K,  not  resulting  from its own negligence, bad faith or willful misconduct.

         (iii) (A) Within 90 days after the end of each  fiscal  year of the Trust or such  earlier  date as may be required by the Exchange Act (the "10-K Filing  Deadline") (it being  understood that the fiscal year for the Trust ends on December  31st of each year),  commencing  in March 2009 and  thereafter so long as the Trust is subject to
Exchange Act  reporting  requirements,  the Trustee  shall  prepare and file on behalf of the Trust a Form 10-K, in form and  substance as required by the Exchange Act.  Each such Form 10-K shall  include the  following  items,  in each case to the extent they have been  delivered  to the Trustee  within the  applicable  time frames set forth in this Agreement,  (I) an annual compliance  statement for the Trustee and each master servicer,  servicer,  trustee, securities  administrator  or custodian for the Underlying  Series,  as described  under Section 3.09,  (II)(A) the annual  report on  assessment  of  compliance  with  Servicing  Criteria for the Trustee and each master  servicer, servicer,  trustee,  securities  administrator or custodian for the Underlying  Series,  as described under Section
3.10, and (B) if any such report on assessment of compliance with Servicing  Criteria  described under Section 3.10 identifies any material instance of  noncompliance,  disclosure  identifying such instance of noncompliance,  or if any such report on assessment of compliance  with Servicing  Criteria  described under Section 3.10 is not included as an exhibit to such Form 10-K,  disclosure  that such report is not included and an  explanation  why such report is not  included,  (III)(A) the  registered  public  accounting  firm  attestation  report for the Trustee and each master  servicer,  servicer,  trustee,  securities  administrator  or custodian for the  Underlying  Series that is required  to be filed  under  Form  10-K,  as  described  under  Section  3.10,  and (B) if any  registered  public
accounting  firm   attestation   report   described  under  Section  3.10  identifies  any  material   instance  of
noncompliance,  disclosure identifying such instance of noncompliance,  or if any such registered public accounting firm  attestation  report is not  included  as an  exhibit to such Form 10-K,  disclosure  that such  report is not included and an explanation why such report is not included,  and (IV) a Sarbanes-Oxley  Certification as described in Section 3.11 (a)(iii)(D) below (provided,  however, that the Trustee, at its discretion,  may omit from the Form
10-K any annual  compliance  statement,  assessment of compliance or attestation  report that is not required to be filed with such Form 10-K pursuant to Regulation  AB). Any  disclosure  or  information  in addition to (I) through
(IV) above that is  required  to be included on Form 10-K,  including  the Form 10-K filed in  connection  with the
Underlying  Series  ("Additional  Form 10-K  Disclosure")  shall be, pursuant to the paragraph  immediately  below, reported by the parties set forth on Exhibit D to the Trustee  and the  Depositor  and  approved by the  Depositor, and the Trustee will have no duty or  liability  for any failure  hereunder to determine or prepare any  Additional
Form 10-K  Disclosure  absent such  reporting  (other than in the case where the Trustee is the reporting  party as set forth in Exhibit D) and approval.

         (B) No later  than  March  15th of each year that the  Trust is  subject  to the  Exchange  Act  reporting requirements,  commencing  in 2009,  (i) the parties set forth in Exhibit D and parties  related to the  Underlying
Series and required to provide information  pursuant to the Underlying Agreement and certain side letter agreements shall be required to provide pursuant to Section 3.11(a)(iv) below to the Trustee and the Depositor,  to the extent known by a responsible officer thereof, in EDGAR-compatible  format, or in such other form as otherwise agreed upon by the Trustee and the Depositor and such party, the form and substance of any Additional Form 10-K Disclosure,  if applicable,  and (ii) the Depositor will approve, as to form and substance, or disapprove,  as the case may be, the inclusion  of the  Additional  Form 10-K  Disclosure  on Form 10-K.  The  Depositor  shall be  responsible  for any reasonable  fees and expenses  assessed or incurred by the Trustee in connection with including any Additional Form
10-K Disclosure on Form 10-K pursuant to this Section. Notwithstanding anything in this Agreement or the Underlying
Agreement to the contrary,  the Trustee  shall  aggregate all  information  provided by the parties  related to the
Underlying Series pursuant to the Underlying  Agreement,  the side letter agreements or as otherwise required to be provided by the Depositor or  incorporated  by reference as instructed  by the  Depositor,  to the Depositor or the
Trustee,  and shall include such  information  in any Form 10-K filed pursuant to this Agreement to the extent such information is required to be included in such Form 10-K and is received by the Trustee.

         (C) After  preparing the Form 10-K,  the Trustee shall forward  electronically  a copy of the Form 10-K to the Depositor for review.  Within three  Business Days after receipt of such copy,  but no later than March 25th of such year,  the  Depositor  shall  notify the Trustee in writing  (which may be  furnished  electronically)  of any changes to or  approval  of such Form 10-K.  In the  absence of receipt of any  written  changes or  approval,  the
Trustee  shall be entitled  to assume  that such Form 10-K is in final form and the  Trustee  may proceed  with the filing of the Form 10-K. No later than the close of business  Eastern  Standard  time on the fourth (4th)  Business
Day prior to the 10-K Filing  Deadline,  a senior  officer of the Depositor  shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original  executed hard copy to follow by overnight  mail)
to the  Trustee.  If a Form 10-K  cannot be filed on time or if a  previously  filed Form 10-K needs to be amended, the  Trustee  will  follow the  procedures  set forth in Section  3.11(a)(v).  Promptly  (but no later than one (1)
Business Day) after filing with the  Commission,  the Trustee shall make available on its internet  website a final executed  copy of each  Form  10-K  filed by the  Trustee.  The  parties  to this  Agreement  acknowledge  that the performance by the Trustee of its duties under  Sections  3.11(a)(iii)  and (v) related to the timely  preparation, execution and filing of Form 10-K is contingent upon such parties  strictly  observing all applicable  deadlines in the  performance  of their duties under such  Sections and Section  3.09 and Section  3.10.  The Trustee  shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare,  execute  and/or timely file such Form 10-K,  where such failure  results from the Trustee's  inability or failure to receive,  on a timely basis, any information from any other party hereto needed to prepare,  arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

         (D) Each Form 10-K shall  include a  certification  (the  "Sarbanes-Oxley  Certification")  required to be included  therewith  in  compliance  with Item  601(b)(31)(ii)  of  Regulation  S-K,  which  shall be signed by the
Certifying  Person  and  delivered  to the  Trustee  no later  than  March  15th of each year in which the Trust is subject to the reporting  requirements  of the Exchange Act. The Trustee  shall  provide to the  Depositor,  as the
Person who signs the Sarbanes-Oxley  Certification (the "Certifying  Person"),  by March 10th of each year in which the Trust is subject to the reporting  requirements  of the Exchange Act and otherwise  within a reasonable  period of time upon request, a certification (a "Back-Up  Certification"),  in the form attached hereto as Exhibit B, upon which the  Certifying  Person,  the entity for which the  Certifying  Person acts as an officer,  and such entity's officers,  directors  and  Affiliates  (collectively  with the  Certifying  Person,  "Certification  Parties")  can
reasonably rely.  A senior officer of the Depositor shall serve as the Certifying Person on behalf of the Trust.

         (iv) With respect to any Additional  Form 10-D  Disclosure,  Additional  Form 10-K  Disclosure or any Form
8-K Disclosure Information  (collectively,  the "Additional  Disclosure") relating to the Trust Fund, the Trustee's obligation  to include such  Additional  Information  in the  applicable  Exchange Act report is subject to receipt from the entity that is indicated in Exhibit D as the responsible  party for providing that  information,  if other than the Trustee,  as and when required as described in Section  3.11(a)(i)  through (iii) above.  Such  Additional
Disclosure  shall be  accompanied by a notice  substantially  in the form of Exhibit E. Both of the Trustee and the
Depositor  hereby agree to notify and provide to the extent known to the Trustee and the Depositor  all  Additional
Disclosure  relating  to the Trust  Fund,  with  respect  to which  such  party is  indicated  in  Exhibit E as the responsible  party for providing that  information.  The Depositor shall be responsible for any reasonable fees and expenses  assessed or incurred by the Trustee in connection  with including any Additional  Disclosure  information pursuant to this Section.

         So long as the  Depositor  is subject to the  reporting  requirements  of the Exchange Act with respect to the Trust Fund,  the Trustee  shall notify the  Depositor of any  bankruptcy  or  receivership  with respect to the
Trustee or of any  proceedings of the type described  under Item 1117 of Regulation AB that have occurred as of the related due period,  together  with a  description  thereof,  no later than the date on which such  information  is required of other parties  hereto as set forth under this Section  3.11. In addition,  the Trustee shall notify the
Depositor of any  affiliations  or  relationships  that develop  after the Closing Date between the Trustee and the
Depositor or the Sponsor of the type  described  under Item 1119 of  Regulation  AB,  together  with a  description thereof,  no later than the date on which such  information  is required of other parties hereto as set forth under this Section 3.11.  Should the  identification  of any of the Depositor or the Sponsor change,  the Depositor shall promptly notify the Trustee.

         (v) (A) On or  prior  to  January  30th of the  first  year in which  the  Trustee  is able to do so under applicable  law, the Trustee shall prepare and file a Form 15 relating to the automatic  suspension of reporting in respect of the Trust under the Exchange Act.

         (B) In the  event  that the  Trustee  is unable to timely  file with the  Commission  all or any  required portion  of any Form  8-K,  10-D or 10-K  required  to be  filed  by this  Agreement  because  required  disclosure information  was either not  delivered  to it or delivered  to it after the  delivery  deadlines  set forth in this
Agreement or for any other reason,  the Trustee shall promptly  notify the Depositor.  In the case of Form 10-D and
10-K,  the  Depositor  and the Trustee  shall  cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable,  pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Trustee  will,  upon receipt of all required  Form 8-K  Disclosure  Information  and upon the approval and direction of the  Depositor,  include such  disclosure  information on the next Form 10-D. In the event that any previously  filed Form 8-K, 10-D or 10-K needs to be  amended,  and such  amendment  relates to any  Additional  Disclosure,  the Trustee  shall  notify the
Depositor  and the parties  affected  thereby and such parties will  cooperate to prepare any  necessary  Form 8-K,
10-DA or 10-KA.  Any Form 15,  Form  12b-25 or any  amendment  to Form 8-K,  10-D or 10-K shall be signed by a duly authorized  officer of the Depositor.  The parties  hereto  acknowledge  that the  performance by the Depositor and the Trustee of their respective duties under this Section 3.11(a)(v) related to the timely  preparation,  execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K,  10-D or 10-K is  contingent  upon the Depositor timely  performing its duties under this Section.  The Trustee shall not have any liability for any loss,  expense, damage or claim arising out of or with respect to any failure to properly  prepare,  execute and/or timely file any such Form 15,  Form  12b-25 or any  amendments  to Form 8-K,  10-D or 10-K,  where such  failure  results  from the
Trustee's  inability or failure to receive,  on a timely basis,  any information from any other party hereto needed to prepare,  arrange for  execution or file such Form 15, Form 12b-25 or any  amendments to Form 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

         The Depositor  agrees to promptly  furnish to the Trustee,  from time to time upon  request,  such further information,  reports and financial  statements  within its control  related to this  Agreement and the  Underlying
Certificates  as the Trustee  reasonably  deems  appropriate  to prepare and file all  necessary  reports  with the
Commission.  The Trustee shall have no  responsibility to file any items other than those specified in this Section
3.11;  provided,  however, the Trustee shall cooperate with the Depositor in connection with any additional filings with  respect  to the Trust Fund as the  Depositor  deems  necessary  under the  Exchange  Act.  Fees and  expenses incurred by the Trustee in connection with this Section 3.11 shall not be reimbursable from the Trust Fund.

         (b)      The Trustee shall  indemnify and hold harmless the Depositor and each of its officers,  directors and  affiliates  from and against any losses,  damages,  penalties,  fines,  forfeitures,  reasonable and necessary legal fees and related costs,  judgments and other costs and expenses  arising out of or based upon a breach of the
Trustee's  obligations  under  Sections  3.09,  3.10 and 3.11 or the  Trustee's  negligence,  bad faith or  willful misconduct in connection  therewith.  In addition,  the Trustee shall indemnify and hold harmless the Depositor and each of its respective officers,  directors and affiliates from and against any losses, damages,  penalties, fines, forfeitures,  reasonable  and  necessary  legal fees and related  costs,  judgments  and other  costs and  expenses arising out of or based upon (i) any untrue  statement or alleged  untrue  statement of any material fact contained in any Back-Up  Certification,  any Annual Statement of Compliance,  any Assessment of Compliance or any Additional
Disclosure  provided  by the  Trustee  on its  behalf  pursuant  to  Section  3.09,  3.10  or  3.11  (the  "Trustee
Information"),  or (ii) any omission or alleged  omission to state  therein a material  fact  required to be stated
therein or necessary to make the statements  therein,  in light of the  circumstances  in which they were made, not misleading;  provided,  by way of clarification,  that this paragraph shall be construed solely by reference to the
Trustee  Information and not to any other  information  communicated in connection with the  Certificates,  without regard to whether the Trustee  Information  or any portion  thereof is presented  together with or separately  from such other information.

         The  Depositor  shall  indemnify  and hold  harmless the Trustee and each of its  officers,  directors and affiliates from and against any losses,  damages,  penalties,  fines,  forfeitures,  reasonable and necessary legal fees and  related  costs,  judgments  and other  costs and  expenses  arising  out of or based upon a breach of the obligations  of the Depositor  under  Sections  3.09,  3.10 and 3.11 or the  Depositor's  negligence,  bad faith or willful  misconduct in connection  therewith.  In addition,  the  Depositor  shall  indemnify and hold harmless the
Trustee and each of its  respective  officers,  directors  and  affiliates  from and  against any losses,  damages, penalties,  fines,  forfeitures,  reasonable and necessary legal fees and related costs,  judgments and other costs and  expenses  arising out of or based upon (i) any untrue  statement or alleged  untrue  statement of any material fact  contained in any  Additional  Disclosure  provided by the Depositor  that is required to be filed pursuant to this Section  3.11 (the  "Depositor  Information"),  or (ii) any  omission or alleged  omission to state  therein a material  fact  required  to be  stated  therein  or  necessary  to make the  statements  therein,  in light of the circumstances  in which they were made, not  misleading;  provided,  by way of  clarification,  that this paragraph shall be construed  solely by reference to the  Depositor  Information  that is required to be filed and not to any other  information  communicated  in  connection  with the  Certificates,  without  regard to whether the Depositor
Information or any portion thereof is presented together with or separately from such other information.

         If the  indemnification  provided for herein is unavailable or insufficient to hold harmless the Depositor or the  Trustee,  as  applicable,  then the  defaulting  party,  in  connection  with any  conduct  for which it is providing  indemnification  under this  Section  3.11(b),  agrees  that it shall  contribute  to the amount paid or payable by the other parties as a result of the losses,  claims,  damages or liabilities of the other party in such proportion as is appropriate to reflect the relative fault and the relative benefit of the respective parties.

         The  indemnification  provisions set forth in this Section  3.11(b) shall survive the  termination of this
Agreement or the termination of any party to this Agreement.

         (c)      Failure  of the  Trustee  to  comply  with this  Section  3.11  (including  with  respect  to the timeframes  required in this  Section)  which  failure  results in a failure to timely file the related  Form 10-K, shall be deemed a default  which may result in the  termination  of the Trustee  pursuant  to Section  5.07 and the
Depositor  may,  upon notice  immediately  terminate  all of the rights and  obligations  of the Trustee under this
Agreement  without  compensating  the Trustee for the same (but subject to the Trustee's right to  reimbursement of all amounts for which it is entitled to be reimbursed  prior to the date of  termination).  Upon such  termination, the Trustee  shall  immediately  transfer  or cause to be  transferred  to the  successor  Trustee  all  Underlying
Certificates  and other  assets  of the Trust  Fund held by or on  behalf  of the  Trustee.  This  paragraph  shall supersede any other  provision in this Agreement or any other agreement to the contrary.  Notwithstanding  anything to the contrary in this  Agreement,  no default by the Trustee  shall have  occurred with respect to any failure to properly  prepare,  execute  and/or timely file any report on Form 8-K, Form 10-D or Form 10-K, any Form 15 or Form
12b-25 or any  amendments to Form 8-K,  10-D or 10-K,  where such failure  results from the Trustee's  inability or failure to receive,  on a timely basis, any information from any other party hereto needed to prepare,  arrange for execution or file any such report,  Form or amendment,  and does not result from its own  negligence,  bad faith or willful misconduct.

         (d)      This Section 3.11 may be amended without the consent of the Certificateholders.

         (e)      Any report,  notice or notification  to be delivered by the Trustee to the Depositor  pursuant to this Section 3.11,  may be delivered via email to  RegABNotifications@bear.com  or, in the case of a  notification, telephonically by calling Reg AB Compliance Manager at 212-272-7525.

Section  3.12.  UCC. The Depositor  shall inform the Trustee in writing of any Uniform  Commercial  Code  financing statements that were filed on the Closing Date in connection with the transfer of the Underlying  Certificates with stamped  filed copies of such  financing  statements  to be delivered to the Trustee  promptly  upon receipt by the
Depositor.  The Trustee agrees to monitor and notify the Depositor if any continuation  statements for such Uniform
Commercial Code financing  statements  need to be filed. If directed by the Depositor in writing,  the Trustee will file any such  continuation  statements  solely at the  expense  of the  Depositor.  The  Depositor  shall file any financing statements or amendments thereto relating to the transfer of the Underlying Certificates by the Depositor to the Trustee required by any change in the Uniform Commercial Code.

                                                    ARTICLE IV

                                                 THE CERTIFICATES

Section 4.01. The Certificates.

           (a)          The  Depository  and the  Trustee,  on  behalf of the  Trust,  have  entered  into a letter agreement dated as of January 16, 2008 (the "Depository  Agreement").  Except as provided in Subsection  4.01(b), the  Certificates  shall at all times remain  registered in the name of the  Depository or its nominee and at all times:  (i)  registration  of such  Certificates  may not be  transferred by the Trustee except to a successor to the  Depository;  (ii)  ownership  and  transfers  of  registration  of such  Certificates  on the  books  of the
  Depository  shall be governed by  applicable  rules  established  by the  Depository;  (iii) the  Depository  may collect its usual and customary  fees,  charges and expenses from its Depository  Participants;  (iv) the Trustee shall deal with the  Depository  as  representative  of the  Certificate  Owners for purposes of  exercising  the rights  of  Certificateholders  under  this  Agreement,  and  requests  and  directions  for  and  votes  of such representative  shall not be deemed to be  inconsistent  if they are made with respect to  different  Certificate
  Owners;  and (v) the Trustee may rely and shall be fully protected in relying upon  information  furnished by the
  Depository with respect to its Depository Participants.

                  All  transfers  by  Certificate  Owners  of  Certificates  shall be made in  accordance  with the procedures  established by the  Depository  Participant or brokerage firm  representing  such  Certificate  Owners.
Each Depository  Participant shall only transfer  Certificates of Certificate  Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

           (b)          If (i)(A) the  Depositor  advises the Trustee in writing that the  Depository  is no longer willing or able to properly  discharge its  responsibilities  as Depository  and (B) the Trustee or the Depositor
  is unable to locate a qualified  successor  within 30 days or (ii) after the  occurrence  and  continuation  of a default hereunder,  the Certificate  Owners of not less than 51% of the Percentage  Interests of the Certificates advise the Trustee and the Depository in writing through the depository  participants  that the continuation of a book-entry  system with respect to the  Certificates  through the  Depository  (or its successor) is no longer in the best  interests of the  Certificate  Owners,  then the Trustee shall request that the  Depository  notify all
  Certificate  Owners of the occurrence of any such event and of the  availability of definitive,  fully registered
  Certificates  (the  "Definitive  Certificates")  to  Certificate  Owners.  Upon  surrender  to the Trustee of the
  Certificates by the Depository,  accompanied by registration  instructions  from the Depository for registration, the Trustee shall issue the  Definitive  Certificates.  Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such  instructions and may  conclusively  rely on, and shall be protected in relying on, such instructions.

           (c)          The Certificates  shall be  substantially  in the forms set forth in Exhibit A hereto.  The
  Certificates  shall be  executed  by manual  signature  on behalf  of the  Trustee  in its  capacity  as  trustee hereunder by an authorized officer.  Certificates  bearing the manual or facsimile  signatures of individuals who were at the time of signing  the proper  officers of the Trustee  shall be  entitled to all  benefits  under this
  Agreement,  subject to the following sentence,  notwithstanding  that such individuals or any of them have ceased to hold such offices prior to the  authentication  and delivery of such Certificates or did not hold such offices at the date of such  Certificates.  No Certificate  shall be entitled to any benefit under this Agreement,  or be valid for any purpose,  unless there appears on such  Certificate a certificate of  authentication  substantially in the form provided for herein executed by the Certificate  Registrar by manual signature,  and such certificate upon any Certificate  shall be conclusive  evidence,  and the only evidence,  that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

                  Pending the  preparation  of Definitive  Certificates,  the Trustee may sign and the  Certificate
Registrar may authenticate  temporary  Certificates  that are printed,  lithographed or typewritten,  in authorized denominations  for  Certificates,  substantially of the tenor of the Definitive  Certificates in lieu of which they are issued and with such appropriate insertions,  omissions,  substitutions and other variations as the officers or authorized  signatories  executing  such  Certificates  may  determine,  as  evidenced  by their  execution of such
Certificates.  If temporary  Certificates  are issued,  the  Depositor  will cause  Definitive  Certificates  to be
prepared  without   unreasonable   delay.  After  the  preparation  of  Definitive   Certificates,   the  temporary
Certificates  shall be exchangeable  for Definitive  Certificates  upon surrender of the temporary  Certificates at the office of the  Trustee,  without  charge to the Holder.  Upon  surrender  for  cancellation  of any one or more temporary  Certificates,  the Trustee shall sign and the Certificate  Registrar shall  authenticate  and deliver in exchange  therefor a like aggregate  principal  amount, in authorized  denominations,  of Definitive  Certificates.
Until so  exchanged,  such  temporary  Certificates  shall in all  respects  be  entitled  to the same  benefits as
Definitive Certificates.

           (d)          The  Certificates  will be initially  registered as a single  Certificate held by a nominee of the Depository,  and beneficial  interests will be held by investors through the book-entry  facilities of the
  Depository in minimum denominations of $100,000 and increments of $1 in excess thereof.

Section 4.02. Registration of Transfer and Exchange of Certificates.

           (a)          At all times during the term of this  Agreement,  there shall be  maintained  at the office of a registrar (the "Certificate  Registrar") a register (the "Certificate  Register") in which,  subject to such reasonable  regulations as the Certificate  Registrar may prescribe,  the Certificate Registrar shall provide for the  registration  of  Certificates  and of transfers  and  exchanges of  Certificates  as herein  provided.  The
  Trustee is initially  appointed  (and hereby  agrees to act in accordance  with the terms hereof) as  Certificate
  Registrar for the purpose of  registering  Certificates  and transfers  and exchanges of  Certificates  as herein provided.  For so  long  as the  Trustee  acts  as  Certificate  Registrar,  its  Corporate  Trust  Office  shall constitute the offices of the  Certificate  Registrar  maintained for such purposes.  The  Certificate  Registrar may  appoint,  by a written  instrument  delivered  to the  Depositor  and the  Trustee,  any other bank or trust company to act as  Certificate  Registrar  under such  conditions as the  predecessor  Certificate  Registrar may prescribe,  provided that the  predecessor  Certificate  Registrar  shall not be relieved of any of its duties or responsibilities  hereunder by reason of such  appointment.  If the Trustee  resigns or is removed in  accordance with the  terms  hereof,  the  successor  Trustee  shall  immediately  succeed  to its  predecessor's  duties  as
  Certificate  Registrar.  The Depositor and the Trustee shall have the right to inspect the  Certificate  Register or to  obtain a copy  thereof  at all  reasonable  times,  and to rely  conclusively  upon a  certificate  of the
  Certificate Registrar as to the information set forth in the Certificate Register.

                  Every  Certificateholder  agrees with the Certificate  Registrar and the Trustee that neither the
Certificate  Registrar,  nor the  Trustee  shall  be held  accountable  by  reason  of the  disclosure  of any such information  as to the names and  addresses  of the  Certificateholders  hereunder,  regardless  of the source from which such information was derived.

           (b)          [Reserved]

           (c)          Subject to the preceding  subsections,  upon surrender for  registration of transfer of any
  Certificate at the offices of the Certificate  Registrar  maintained for such purpose,  the Trustee shall execute and the  Certificate  Registrar  shall  authenticate  and deliver,  in the name of the  designated  transferee or transferees, one or more new Certificates of a like aggregate Percentage Interest.

           (d)          At the option of any Holder,  its Certificates  may be exchanged for other  Certificates of authorized  denominations  of a like aggregate  Percentage  Interest,  upon surrender of the  Certificates  to be exchanged at the offices of the  Certificate  Registrar  maintained for such purpose.  Whenever any  Certificates are so surrendered for exchange,  the Trustee shall execute and the Certificate  Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

           (e)          Every  Certificate  presented  or  surrendered  for  transfer  or  exchange  shall  be duly endorsed by, or be accompanied by a written  instrument of transfer in the form  satisfactory to the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing.

           (f)          No service  charge  shall be made for any  transfer or exchange  of  Certificates,  but the
  Trustee may require  payment of a sum sufficient to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

           (g)          All  Certificates  surrendered  for  transfer  and  exchange  shall  be  destroyed  by  the
  Certificate Registrar without liability on its part.

Section 4.03. Mutilated, Destroyed, Lost or Stolen Certificates.

                  If (i) any mutilated  Certificate  is surrendered to the  Certificate  Registrar,  or the Trustee and the Certificate  Registrar  receive  evidence to their  satisfaction of the  destruction,  loss or theft of any
Certificate,  and (ii)  (except in the case of a mutilated  Certificate)  there is delivered to the Trustee and the
Certificate  Registrar  such  agreement,  security  or  indemnity  as may be  required by them to save each of them harmless,  then, in the absence of notice to the Trustee or the  Certificate  Registrar that such  Certificate  has been  acquired  by  a  protected  purchaser,  the  Trustee  shall  execute  and  the  Certificate  Registrar  shall authenticate  and  deliver,  in  exchange  for  or in  lieu  of any  such  mutilated,  destroyed,  lost  or  stolen
Certificate,  a new  Certificate of like tenor and Percentage  Interest but bearing a number not  contemporaneously outstanding.  Upon the issuance of any new Certificate  under this Section,  the Trustee may require the payment by the  Certificateholder  of a sum  sufficient to cover any tax or other  governmental  charge that may be imposed in relation  thereto.  Any  duplicate  Certificate  issued  pursuant to this  Section  shall  constitute  complete and indefeasible  evidence of ownership  in the Trust,  as if  originally  issued,  whether or not the lost,  stolen or destroyed Certificate shall be found at any time.

Section 4.04. Persons Deemed Owners.

                  Prior to due  presentment of a Certificate  for  registration  of transfer,  the  Depositor,  the
Trustee,  the Certificate  Registrar and any agent of the Depositor,  the Trustee or the Certificate  Registrar may
treat the Person in whose name any  Certificate is registered as the owner of such  Certificate  for the purpose of receiving  distributions  pursuant  to  Section  3.05  and for  all  other  purposes  whatsoever,  and  none of the
Depositor,  the Trustee, the Certificate  Registrar nor any agent of the Depositor,  the Trustee or the Certificate
Registrar shall be affected by notice to the contrary.

                                                     ARTICLE V

                                                    THE TRUSTEE

Section 5.01. Duties of the Trustee.

           (a)          Upon receipt of all resolutions,  certificates,  statements,  opinions, reports, documents, orders or other  instruments  which are  specifically  required to be  furnished  to the Trustee  pursuant to any provision of this  Agreement,  the Trustee shall examine them to determine  whether they are in the form required by this  Agreement and the Underlying  Agreement;  provided,  however,  that the Trustee shall not be responsible for the accuracy or content of any resolution,  certificate, statement, opinion, report, document, order or other instrument furnished  hereunder;  provided,  further,  that the Trustee shall not be responsible for the accuracy or  verification  of any  calculation  provided to it pursuant to this  Agreement.  The Trustee  shall notify the
  Certificateholders,  and the  Rating  Agencies  of any such  documents  which do not  materially  conform  to the requirements  of this  Agreement  in the event that the Trustee,  after so  requesting  of the party  required to deliver the same, does not receive  satisfactorily  corrected documents or a satisfactory  explanation  regarding any such nonconformities.

           (b)          No provision  of this  Agreement  shall be construed to relieve the Trustee from  liability for its own  negligent  action,  its own  negligent  failure  to act or its  own  willful  misconduct;  provided, however, that:

                  (i)      The duties and  obligations  of the Trustee  shall be  determined  solely by the express provisions  of this  Agreement,  the  Trustee  shall  not be  liable  except  for the  performance  of its respective  duties and obligations as are specifically set forth in this Agreement,  no implied  covenants or obligations  shall be read into this Agreement  against the Trustee and, in the absence of bad faith on the part of the Trustee,  the Trustee may  conclusively  rely, as to the truth of the  statements  and the correctness  of the  opinions  expressed  therein,  upon any  certificates  or opinions  furnished  to the
         Trustee and conforming to the requirements of this Agreement;

                  (ii)     The  Trustee  shall not be liable in its  individual  capacity  for an error of judgment made in good faith by a  Responsible  Officer or  Responsible  Officers of the Trustee  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii)    The Trustee  shall not be liable with respect to any action  taken,  suffered or omitted to be taken by it in good faith in  accordance  with the direction of the Majority  Certificateholders  in accordance  with the  terms of this  Agreement,  as to the  time,  method  and  place  of  conducting  any proceeding for any remedy  available to the Trustee or exercising any trust or other power  conferred upon the Trustee under this Agreement;

                  (iv)     The  Trustee  shall  not in any way be liable  by  reason  of any  insufficiency  in any
         Account  held  by or in  the  name  of the  Trustee  unless  it is  determined  by a  court  of  competent jurisdiction  that the  Trustee's  gross  negligence or willful  misconduct  was the primary cause of such insufficiency (except to the extent that the Trustee is obligor and has defaulted thereon);

                  (v)      Anything  in this  Agreement  to the  contrary  notwithstanding,  in no event  shall the
         Trustee  be  liable  for  special,  indirect  or  consequential  loss or  damage  of any  kind  whatsoever
         (including  but not limited to lost  profits),  even if the Trustee has been advised of the  likelihood of such loss or damage and regardless of the form of action;

                  (vi)     Neither the  Depositor nor the Trustee  shall be  responsible  for the acts or omissions of the other,  it being  understood  that this  Agreement  shall not be construed to render them partners, joint venturers or agents of one another;

                  (vii)    The Trustee  shall not be required  to expend or risk its own funds or  otherwise  incur financial  liability in the performance of any of its duties  hereunder,  or in the exercise of any of its rights or  powers,  if there is  reasonable  ground  for  believing  that the  repayment  of such funds or adequate  indemnity  against such risk or liability is not  reasonably  assured to it;  provided that this provision  shall not be deemed to abrogate the  responsibilities  undertaken  by the Trustee  hereunder to perform routine administrative duties in accordance with the terms of this Agreement;

                  (viii)   The  Trustee  shall not be deemed to have  notice of any fact or  circumstance  upon the occurrence  of which it may be required  to take  action  hereunder  unless a  Responsible  Officer of the
         Trustee has actual  knowledge of such event,  fact or  circumstance  or unless  written notice of any such event is received by the Trustee at its Corporate Trust Office; and

                  (ix)     Except for those  actions  that the Trustee is required to take  hereunder,  the Trustee shall not have any  obligation  or  liability  to take any  action or to  refrain  from  taking any action hereunder in the absence of written direction as provided hereunder.

Section 5.02. Certain Matters Affecting the Trustee.

                  Except as otherwise provided in Section 5.01:

                  (i)      The  Trustee  may rely and shall be  protected  in acting or  refraining  from acting in reliance on any  resolution,  Officers'  Certificate,  certificate  of auditors or any other  certificate, statement,  instrument,  opinion, report, notice, request,  consent, order, appraisal, bond or other paper or  document  believed by it to be genuine and to have been  signed or  presented  by the proper  party or parties;

                  (ii)     The Trustee may consult  with  counsel and any advice of such  counsel or any Opinion of
         Counsel  shall be full and  complete  authorization  and  protection  with  respect to any action taken or suffered  or  omitted  by it  hereunder  in good faith and in  accordance  with such  advice or Opinion of
         Counsel;

                  (iii)    The Trustee  shall not be under any  obligation  to exercise any of the trusts or powers vested in it by this Agreement,  other than its obligation to give notices pursuant to this Agreement,  or to institute,  conduct or defend any litigation  hereunder or in relation hereto at the request,  order or direction of any of the  Certificateholders,  pursuant to the  provisions of this  Agreement,  unless such
         Certificateholders  shall have offered to the Trustee reasonable  security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (iv)     The  Trustee  shall not be liable  in its  individual  capacity  for any  action  taken, suffered or omitted by it in good faith and believed by it to be  authorized  or within the  discretion or rights or powers conferred upon it by this Agreement;

                  (v)      The  Trustee  shall not be bound to make any  investigation  into the  facts or  matters stated in any resolution,  certificate,  statement, instrument, opinion, report, notice, request, consent, order,  approval,  bond or other  paper or  document,  but the  Trustee  in its  discretion  may make such further inquiry or  investigation  into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further  inquiry or  investigation,  it shall be entitled to the extent  reasonable under the  circumstances  to examine the books,  records and  premises of such  Person,  personally  or by agent or attorney;

                  (vi)     The  Trustee may  execute  any of the trusts or powers  hereunder  or perform any duties hereunder  either  directly or by or through  agents or attorneys  and shall not be liable for the default or misconduct of any such agents or attorneys if selected with reasonable care; and

                  (vii)    The right of the Trustee to perform any  discretionary  act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be  accountable  for other than its negligence or willful misconduct in the performance of any such act.

Section 5.03. Trustee Not Liable for Certificates or Underlying Certificates.

                  The recitals contained herein and in the Certificates  (other than the statements  attributed to, and the  representations  and warranties of, the Trustee in Section 2.03(b) and the signature and  countersignature of the  Certificate  Registrar on the  Certificates)  shall not be taken as the statements of the Trustee,  and the
Trustee shall not have any  responsibility  for their  correctness.  The Trustee makes no  representation as to the validity  or  sufficiency  of this  Agreement  (other  than as  specifically  set forth in  Section  2.03(b)),  the
Underlying  Agreement or of the Certificates  (other than that the Certificates  shall be duly and validly executed by the Trustee and authenticated by it as Certificate  Registrar) or of the Underlying  Certificates or any related document.  The  Trustee  shall  not be  accountable  for  the use or  application  by the  Depositor  of any of the
Certificates  or of the  proceeds  of such  Certificates,  or for the use or  application  of any funds paid to the
Depositor in respect of the assignment and delivery of the Underlying Certificates.

Section 5.04. Trustee May Own Certificates.

                  The Trustee in its  individual  capacity or in any capacity  other than as Trustee  hereunder may become the owner or pledgee of any  Certificates  with the same rights it would have if it were not Trustee and may otherwise deal with the parties hereto.

Section 5.05. Trustee's Fees and Expenses.

           (a)          The Trustee  shall be  reimbursed  for all expenses and fees  incurred in  connection  with this Agreement by Bear, Stearns.

           (b)          [Reserved]

           (c)          The Trustee and any director,  officer,  employee or agent of the Trustee shall be entitled to be indemnified and held harmless by Bear, Stearns against any loss,  liability or expense (including,  without limitation,  costs and  expenses  of  litigation,  and of  investigation,  counsel  fees and  expenses,  damages, judgments,  amounts paid in  settlement  and  out-of-pocket  expenses)  arising out of, or incurred in connection with this  Agreement,  the  Underlying  Agreement,  the  Underlying  Certificates  and the  Certificates  and the
  exercise and  performance of any of the powers and duties of the Trustee  hereunder or thereunder;  provided that neither  the  Trustee,  nor any of the other  above  specified  Persons,  as  applicable,  shall be  entitled  to indemnification  pursuant  to this  Section  5.05(c)  for any loss,  liability  or expense  incurred by reason of willful  misfeasance,  bad faith or  negligence  in the  performance  of the  Trustee's  obligations  and  duties hereunder, or by reason of reckless disregard of such obligations or duties.

                  The  provisions of this Section 5.05 shall survive any  resignation or removal of the Trustee and appointment of a successor Trustee.

Section 5.06. Eligibility Requirements for Trustee.

                  The Trustee and any  successor  Trustee shall during the entire  duration of this  Agreement be a state bank or trust company or a national banking  association  organized and doing business under the laws of such state or the United States of America,  authorized  under such laws to exercise  corporate  trust powers,  having a combined  capital,  and  surplus  and  undivided  profits of at least  $50,000,000  (or shall be a member of a bank holding system,  the combined  capital and surplus of which is at least  $50,000,000) and subject to supervision or examination  by federal or state  authority.  If the Trustee  publishes  reports of  condition  at least  annually, pursuant to law or to the requirements of the aforesaid  supervising or examining authority,  then for the purposes of this  Section  the  combined  capital  and surplus of such  corporation  shall be deemed to be its total  equity capital  (combined  capital and  surplus) as set forth in its most recent  report of condition  so  published.  The
Trustee shall at all times meet the  requirements  of Section  26(a)(1) of the Investment  Company Act and shall in no event be an  Affiliate  of the  Depositor  or of any Person  involved in the  organization  or  operation of the
Depositor.  In case at any time the Trustee  shall cease to be eligible in accordance  with the  provisions of this
Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 5.07.

Section 5.07. Resignation and Removal of the Trustee.

           (a)          The Trustee  may at any time  resign and be  discharged  from the trust  hereby  created by giving  written  notice  thereof to the  Depositor  and the  Certificateholders.  Upon  receiving  such notice of resignation,  the Depositor shall promptly appoint a successor Trustee by written instrument,  in duplicate,  one copy of which instrument  shall be delivered to each of the resigning  trustee and the successor  Trustee.  If no successor Trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of  resignation,  the  resigning  Trustee may petition any court of  competent  jurisdiction  for the appointment of a successor Trustee.

           (b)          If at any time the Trustee  shall cease to be eligible in  accordance  with the  provisions of Section  5.06 and shall fail to resign  after  written  request  therefor  by the  Depositor  or the  Majority
  Certificateholders,  or if at any time the  Trustee  shall  become  incapable  of acting,  or shall be adjudged a bankrupt  or  insolvent,  or a receiver  of the  Trustee or of its  property  shall be  appointed,  or any public officer  shall  take  charge or  control  of the  Trustee  or of its  property  or  affairs  for the  purpose  of rehabilitation,  conservation or liquidation,  then the Depositor shall promptly remove the Trustee and appoint a successor  Trustee by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the
  Trustee so removed and one copy to the successor Trustee.

           (c)          Majority  Certificateholders  may at any time  remove the  Trustee  and appoint a successor
  Trustee  by  written   instrument  or   instruments,   in   quadruplicate,   signed  by  such  Holders  or  their
  attorneys-in-fact  duly  authorized,  one complete set of which  instruments  shall be delivered to the Depositor and the  Trustee  so  removed  and the  successor  Trustee  so  appointed.  A copy of such  instrument  shall  be delivered to the  Certificateholders by the Depositor.  All reasonable  out-of-pocket costs and expenses incurred in  connection  with such  removal and  replacement  of the Trustee,  including  without  limitation,  reasonable attorneys fees and expenses, shall be borne by the party requesting such action.

           (d)          No resignation or removal of the Trustee and  appointment of a successor  Trustee  pursuant to any of the  provisions of this Section shall become  effective  except upon  appointment  of and acceptance of such  appointment  by the  successors  as  provided  in  Section  5.08 and (ii) no entity may be  appointed  as a successor  Trustee if such  appointment  would result in a withdrawal or  downgrading  of any then current rating assigned to the Certificates by the Rating Agencies.

Section 5.08. Successor Trustee.

           (a)          Any  successor  Trustee  appointed as provided in Section 5.07 shall  execute,  acknowledge and deliver to the Depositor,  the  Certificateholders  and to its  predecessor  Trustee an instrument  accepting such  appointment  hereunder.  The resignation or removal of the predecessor  Trustee shall then become effective and the successor  Trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights, powers, duties and obligations of its predecessor  hereunder,  with like effect as if originally named as
  Trustee  herein.  The  predecessor  Trustee shall after  payment of its  outstanding  fees and expenses  promptly deliver to the successor  Trustee the  Underlying  Certificates,  the other assets of the Trust Fund, and related documents and statements held by it hereunder,  and the Depositor and the  predecessor  Trustee shall execute and deliver such  instruments  and do such other things as may  reasonably  be required for more fully and  certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

           (b)          No successor  Trustee shall accept  appointment  as provided in this Section  unless at the time of such  acceptance such  successor  Trustee shall be eligible under the provisions of Section 5.06.

           (c)          Upon  acceptance of appointment by a successor  Trustee,  as provided in this Section,  the successor  Trustee shall mail notice of the  succession of such Trustee  hereunder to all  Certificateholders  at their  addresses as shown in the  Certificate  Register and to the Rating  Agencies.  The  Depositor  shall cause such notice to be mailed at the expense of the Depositor.

           (d)          Notwithstanding  anything in this  Agreement or the  Underlying  Agreement to the contrary, in the event that the paying agent for the Underlying  Series  resigns or is  terminated,  the Trustee (if it was such paying  agent) shall resign as Trustee  under this  Agreement  and the  Depositor  may appoint the successor paying agent as the successor to the Trustee hereunder.

Section 5.09. Merger or Consolidation of Trustee.

                  Any state bank or trust  company or national  banking  association  into which the Trustee may be merged or converted or with which it may be  consolidated  or any state bank or trust  company or national  banking association  resulting from any merger,  conversion or  consolidation to which the Trustee shall be a party, or any state  bank or trust  company  or  national  banking  association  succeeding  to all or  substantially  all of the corporate trust business of the Trustee shall be the successor of the Trustee  hereunder,  provided such state bank or trust company or national  banking  association  shall be eligible  under the  provisions of Section 5.06.  Such succession  shall be valid  without the  execution  or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the contrary  notwithstanding.  The Trustee shall mail notice of any such merger  or  consolidation  to the  Depositor  and to the  Certificateholders  at  their  address  as  shown  in the
Certificate Register.

Section 5.10. Appointment of Co-Trustee or Separate Trustee.

           (a)          Notwithstanding  any other provisions  hereof,  at any time, for the purpose of meeting any legal  requirements of any  jurisdiction in which any part of the Trust or property  constituting the same may at the time be located,  the  Depositor  and the Trustee  acting  jointly shall have the power and shall execute and deliver all  instruments  to appoint one or more  Persons  approved  by the Trustee and the  Depositor  to act as co-trustee or co-trustees,  jointly with the Trustee,  or separate  trustee or separate  trustees,  of all or any part of the Trust,  and to vest in such Person or Persons,  in such  capacity,  such title to the Trust Fund,  or any part thereof,  and, subject to the other provisions of this Section 5.10, such powers,  duties,  obligations, rights and trusts as the  Depositor  and the Trustee may  consider  necessary  or  desirable.  No  co-trustee  or separate  trustee  hereunder  shall be required to meet the terms of  eligibility  as a successor  Trustee  under
  Section 5.06  hereunder;  provided,  that if the  co-trustee or separate  trustee does not meet such  eligibility standards,  the Trustee shall remain liable for its actions  hereunder,  and no notice to  Certificateholders  of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 5.08 hereof.

           (b)          If the  Depositor  shall not have  joined  in such  appointment  within  15 days  after the receipt by it of a written  request so to do, the Trustee shall have the power to make such  appointment  without the Depositor.

           (c)          In the case of any  appointment  of a  co-trustee  or  separate  trustee  pursuant  to this
  Section 5.10, all rights,  powers,  duties and obligations  conferred or imposed upon the Trustee and required to be conferred on such  co-trustee  shall be  conferred or imposed upon and  exercised or performed  jointly by the
  Trustee  and such  separate  trustee  or  co-trustee  jointly,  except to the  extent  that  under any law of any jurisdiction  in which any  particular  act or acts are to be  performed,  the Trustee  shall be  incompetent  or unqualified to perform such act or acts, in which event such rights,  powers,  duties and obligations  (including the holding of title to the Trust Fund or any portion  thereof in any such  jurisdiction)  shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

           (d)          Any notice,  request or other  writing  given to the  Trustee  shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as effectively as if given to each of them. Every instrument  appointing  any separate  trustee or co-trustee  shall refer to this  Agreement and the conditions of this Article V. Each separate  trustee and  co-trustee,  upon its  acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of appointment,  either jointly with the Trustee or  separately,  as may be  provided  therein,  subject to all the  provisions  of this  Agreement,  specifically including  every  provision  of this  Agreement  relating to the  conduct  of,  affecting  the  liability  of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

           (e)          To the extent not prohibited by law, any separate  trustee or co-trustee  may, at any time, request the Trustee,  its agent or  attorney-in-fact,  with full power and authority,  to do any lawful act under or with respect to this  Agreement on its behalf and in its name.  If any separate  trustee or  co-trustee  shall die, become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the  appointment of a new or successor Trustee.

           (f)          No  trustee  under  this  Agreement  shall be  personally  liable  by  reason of any act or omission of another trustee under this Agreement.  The Depositor and the Trustee,  acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

                                                    ARTICLE VI

                                                   THE DEPOSITOR

Section 6.01. Liability of the Depositor.

                  The  Depositor  shall be liable  in  accordance  herewith  only to the  extent of the  respective obligations specifically imposed upon and undertaken by the Depositor herein.

Section 6.02. Merger, Consolidation or Conversion of the Depositor.

                  Subject to the  following  paragraph,  the  Depositor  will keep in full  effect  its  existence, rights and franchises as a corporation  under the laws of the  jurisdiction of its  incorporation,  and will obtain and  preserve  its  qualification  to do  business  as a foreign  corporation  in each  jurisdiction  in which such qualification  is or shall be  necessary  to protect the  validity and  enforceability  of this  Agreement  and the
Certificates and to perform its duties under this Agreement.

                  The  Depositor  may be  merged  or  consolidated  with or into any  Person,  or  transfer  all or substantially  all of its  assets  to  any  Person,  in  which  case  any  Person  resulting  from  any  merger  or consolidation  to which the Depositor shall be a party, or any Person  succeeding to the business of the Depositor, shall be the  successor of the  Depositor  hereunder,  without the  execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 6.03. Limitation on Liability of the Depositor and Others.

                  Neither the Depositor nor any of the  directors,  officers,  employees or agents of the Depositor shall be under any liability to the Trust or the  Certificateholders  for any action taken or for  refraining  from the taking of any action in good faith pursuant to this Agreement,  or for errors in judgment;  provided,  however, that  this  provision  shall  not  protect  the  Depositor  or any  such  other  Person  against  any  breach  of a representation  or warranty  made  herein,  or against any expense or liability  specifically  required to be borne thereby  pursuant to the terms  hereof,  or against any  liability  which would  otherwise  be imposed by reason of willful  misfeasance,  bad faith or negligence in the performance of obligations or duties hereunder,  or by reason of reckless  disregard of such obligations and duties. The Depositor and any director,  officer,  employee or agent of the Depositor may rely in good faith on any document of any kind which,  prima facie,  is properly  executed and submitted by any Person  respecting  any matters  arising  hereunder.  Provided  that such action is not related to its  representations  made in or its duties under this  Agreement,  the Depositor shall not be under any obligation to appear in,  prosecute or defend any action or  proceeding  unless such action in its opinion does not involve it in any expense or liability.

                                                    ARTICLE VII

                                                    TERMINATION

Section 7.01. Termination.

           (a)          The respective  obligations and  responsibilities  of the Depositor and the Trustee created hereby with respect to the  Certificates  (other than the obligation to make certain  payments,  any  obligations under Section 5.05 and the obligation to send certain  notices to  Certificateholders  as hereinafter  set forth)
  shall  terminate upon the later of (i) the making of the final payment on or other  liquidation of the Underlying
  Certificates  and (ii) the payment to  Certificateholders  of all amounts required to be paid to them pursuant to this  Agreement;  provided,  however,  that in no event  shall the  trust  created  hereby  continue  beyond  the expiration of twenty-one  years from the death of the last survivor of the descendants of Joseph P. Kennedy,  the late ambassador of the United States to the Court of St. James's, living on the date hereof.

           (b)          The Trustee shall,  in accordance  with Section 7.05,  give a Notice of Final  Distribution to the Holders,  the Depositor and the Rating Agencies as soon as practicable of the  Distribution  Date on which the Trustee anticipates that the final distribution will be made on the Certificates, which notice shall:

                  (i)      specify the  Distribution  Date on which the final  distribution  is  anticipated  to be made to Holders;

                  (ii)     specify the amount of any such final distribution, if known; and

                  (iii)    state that the final  distribution  to the  Holders  will be made only upon  presentment and surrender of their Certificates at the office of the Trustee therein specified.

If the payment on the  Certificates is not made on the anticipated  Distribution  Date for any reason,  the Trustee shall promptly mail notice thereof to each Holder, the Depositor and to the Rating Agencies.

           (c)          Upon  presentment and surrender of Certificates by the Holders of such  Certificates on the
  Final  Distribution  Date,  the  Trustee  shall  distribute  to such  Certificateholders  the  amounts  otherwise distributable  to them on such  Distribution  Date pursuant to Section  3.05(a).  Any funds not  distributed on a
  Final  Distribution Date because of the failure of any  Certificateholders  to tender their Certificates shall be set aside and held in trust for the account of the appropriate  non-tendering  Certificateholders,  and the Trust
  Fund shall  terminate.  If any  Certificates as to which Notice of Final  Distribution has been given pursuant to this Section 7.01 shall not have been  surrendered  for  cancellation  within six months after the time specified in such  notice,  the  Trustee  shall mail a second  notice to the  remaining  Certificateholders,  at their last addresses  shown in the  Certificate  Register,  to surrender  their  Certificates  for  cancellation in order to receive,  from such  funds  held,  the final  distribution  with  respect  thereto.  If within one year after the second notice any Certificate  shall not have been  surrendered for  cancellation,  the Trustee shall directly or through an agent,  take  reasonable  steps to contact the remaining  Certificateholders  concerning  surrender of their  Certificates.  The costs and  expenses  of  maintaining  such funds and of  contacting  Certificateholders shall  be paid  out of the  assets  which  remain  held.  If  within  two  years  after  the  second  notice  any
  Certificates  shall not have  been  surrendered  for  cancellation,  the  Trustee  shall  segregate  all  amounts distributable  to the Holders  thereof and shall  thereafter  hold such amounts for the benefit of such  Holders.
  No  interest  shall  accrue  or be  payable  to any  Certificateholder  on any  amount  held as a result  of such
  Certificateholder's  failure to surrender its  Certificate(s)  for final payment  thereof in accordance with this
  Section 7.01.

                                                   ARTICLE VIII

                                                TAX ADMINISTRATION

Section 8.01. Grantor Trust Administration.

         (a)               It is  intended  that the Trust be  classified  for  federal  income tax  purposes  as a grantor  trust under  subpart E, part I of  subchapter  J of chapter 1 of the Code,  rather than as an  association taxable  as a  corporation,  a  partnership  or a  taxable  mortgage  pool.  The  powers  granted  and  obligations undertaken in this  Agreement  shall be construed so as to further such intent.  Under no  circumstances  shall the
Trustee or the Depositor have the power to vary the investments of the  Certificateholders  in their related assets of the Trust in order to take  advantage of variations  in the market to improve their rate of return.  The Trustee shall be responsible  for preparing,  at its own expense,  and filing in a timely manner,  on behalf of and for the
Trust as a grantor trust under the Code,  federal income tax and  information  returns and reports with the IRS and income tax  returns  and  information  returns and  reports of any other  state or local  taxing  authority  as are required to be so filed,  using a calendar year as the taxable year of the Trust on an accrual  basis.  The Trustee shall  furnish to each  Certificateholder  at the time required by law such  information  reports or returns as are required  by  applicable  federal,  state or  local  law with  respect  to the  Trust  to  enable  holders  of such
Certificates  to prepare  their tax returns and will  furnish  comparable  information  to the IRS and other taxing authorities as and when required by law to do so.

           (b)          The  Depositor  intends to treat the Trust as a single Widely Held Fixed  Investment  Trust that is a Widely  Held  Mortgage  Trust.  The  Trustee  will  report as  required  under the  Widely  Held  Fixed
  Investment Trust  Regulations to the extent such information as is reasonably  necessary to enable the Trustee to do so is provided to the Trustee on a timely basis.  The Trustee is hereby  directed  pursuant to this  Agreement to  assume  that DTC is the only  "middleman"  (as such term is  defined  in the  Widely  Held  Fixed  Investment
  Regulations)  unless the Depositor  notifies the Trustee in writing of the identities of other  "middlemen"  that are  Certificateholders.  The  Depositor  agrees  to  notify  the  Trustee  in  writing  of any  such  additional
  "middlemen"  of which it has knowledge.  The Trustee will not be liable for any tax reporting  penalties that may arise  under the  Widely  Held  Fixed  Investment  Trust  Regulations  as a result of the  Depositor  incorrectly determining the status of the Trust as a Widely Held Fixed Investment Trust.

           (c)          The Trustee,  in its discretion,  will report required Widely Held Fixed  Investment  Trust information  using  either the cash or accrual  method,  except to the  extent the Widely  Held Fixed  Investment
  Trust  Regulations  specifically  require  a  different  method.  The  Trustee  will be  under no  obligation  to determine  whether  any  interest  Holder in the Trust uses the cash or accrual  method.  The  Trustee  will make available  Widely Held Fixed  Investment  Trust  information to  Certificateholders  annually.  In addition,  the
  Trustee will not be responsible or liable for providing  subsequently amended,  revised or updated information to any interest Holder in the Trust, unless requested by such Holder.

           (d)          The  Trustee  shall not be liable for  failure to meet the  reporting  requirements  of the
  Widely Held Fixed  Investment Trust  Regulations nor for any penalties  thereunder if such failure is due to: (i)
  the lack of reasonably  necessary  information being provided to the Trustee,  or (ii) incomplete,  inaccurate or untimely  information being provided to the Trustee.  Each owner of a Certificate,  by acceptance of its interest in such  Certificate,  will be deemed to have agreed to provide the Trustee with  information  regarding any sale of such  Certificate,  including  the  price,  amount  of  proceeds  and date of  sale.  Absent  receipt  of such information,  and unless  informed  otherwise  by the  Depositor,  the Trustee  will assume there is no secondary market trading of Widely Held Fixed Investment Trust interests in respect of the Trust.

           (e)          To the extent required by the Widely Held Fixed Investment Trust  Regulations,  the Trustee
  will use reasonable  efforts to publish on an appropriate  website the CUSIPs for the  Certificates.  The Trustee will make reasonable  good faith efforts to keep the website  accurate and updated to the extent CUSIPs have been received.  Absent the  receipt of a CUSIP,  the  Trustee  will use a  reasonable  identifier  number in lieu of a
  CUSIP.  The Trustee will not be liable for investor  reporting  delays that result from the receipt of inaccurate or untimely CUSIP information.

           (f)          The  Trustee  shall be  entitled  to  additional  reasonable  compensation  for  changes in reporting  required in respect of the Widely Held Fixed Investment Trust  Regulations that arise as a result of a change in the Widely Held Fixed Investment  Trust  Regulations or a change in  interpretation  of the Widely Held
  Fixed Investment Trust  Regulations by the IRS or the Depositor or its counsel,  if such change requires,  in the
  Trustee's  reasonable  discretion,  a material increase in the Trustee's reporting  obligations in respect of the
  Trust.

           (g)          Unless  the Trustee  has  received an Opinion of Counsel to the effect that the  Trust will not become a foreign trust in the absence of the following  rule  applying,  the following  rule shall apply:  In the case of any vote or other decision of the  Certificateholders  under this Agreement,  each  Certificateholder shall certify  whether it is a U.S.  person or a foreign person for U.S.  federal income tax purposes (and anyone not certifying  shall be treated as foreign) and the aggregate  voting power of  all Certificateholders  that are foreign  persons  shall be  limited to a number of votes so that the  effect of such  limitation  is to limit the aggregate voting power of the foreign  Certificateholders  to one less than the number of votes needed to approve or block the  approval of any matter being voted on.  (This rule will not apply if 100% of all  Certificates  are held by foreign  persons.)  Thus, in the case of an amendment (or other  matter) that requires  100% approval  by the  Certificateholders,  foreign  investors  shall have no votes.  In the case of an  amendment  or other matter that  requires  the  approval of a majority of the  Certificates,  foreign Certificateholders  will be treated as having,  in the  aggregate,  one  less Certificate  (or if voting is by  principal or similar  balance,  one less dollar of principal or similar balance) than the number  of Certificates  (dollars) held by U.S. persons.  In the case of a vote that requires  66-2/3% vote,  foreign  Certificateholders  in the aggregate shall be considered to own Certificates  (principal) in the amount of one less than 1/2 of the number  of Certificates  (principal) held by U.S.  persons.  The preceding  rule may be amended by  the Depositor  and  the Trustee  without the consent of any Certificateholder  based on an Opinion of Counsel that any such change is necessary or helpful to  preventing the Trust from becoming treated as a foreign trust for U.S. federal income tax purposes.

                                                    ARTICLE IX

                                             MISCELLANEOUS PROVISIONS

Section 9.01. Amendment.

           (a)          This  Agreement may be amended from time to time by the Depositor and the Trustee,  without the prior consent of any Certificateholder:

                  (i)      to cure any ambiguity;

                  (ii)     to correct or supplement  any  provisions  herein,  which may be  inconsistent  with any other provisions herein;

                  (iii)    to make any other  provisions  with respect to matters or questions  arising  under this
         Agreement which shall not be materially inconsistent with the existing provisions of this Agreement;

                  (iv)     to make such  modifications  as may be  permitted or required  hereunder  in  connection with a repurchase of the Underlying Certificates pursuant to Section 2.03(c) hereof; or

                  (v)      to revise or correct any  provisions to reflect the  obligations  of the parties to this
         Agreement as they relate to Regulation AB;

provided  that with  respect to clause  (iv),  such  amendment  shall not,  as  evidenced  by an Opinion of Counsel delivered to the Trustee or a letter from each Rating Agency  confirming  that such amendment shall not result in a downgrade or withdrawal of a rating on any of the  Certificates  (in each case,  the expense of which shall be paid for by the Depositor), adversely affect in any material respect the interests of any Certificateholder.

           (b)          If, at any point,  the trustee for the  Underlying  Certificates  is no longer  Wells Fargo
  Bank,  N.A., and the Trustee  determines that it is impractical for  distributions on the Certificates to be made on the  Underlying  Certificate  Distribution  Date,  the Trustee may,  without the prior consent of any party to this  Agreement  or any  Certificateholder,  amend  this  Agreement  to  change  the  Distribution  Date from the
  Underlying Certificate Distribution Date to one Business Day after the Underlying Certificate Distribution Date.

           (c)          This  Agreement  may also be amended  from time to time by the  Depositor  and the  Trustee with the prior written  consent of the Majority  Certificateholders  (or, to the extent any such  amendment  only effects a  particular  Class of  Certificates,  the Holders of at least 50% of the  aggregate  Current  Principal
  Amount of  Certificates  of such Class) for the purpose of adding any  provisions to or changing in any manner or eliminating  any  of the  provisions  of  this  Agreement  or of  modifying  in  any  manner  the  rights  of the
  Certificateholders; provided, however, that no such amendment shall:

                  (i)      reduce in any  manner  the  amount  of,  or delay  the  timing  of,  payments  which are required to be distributed on any Certificate without the consent of the Holder of such Certificate; or

                  (ii)     modify the  provisions  of this  Section  9.01 without the consent of the Holders of all
         Certificates.

           (d)          Promptly  after the  execution of any such  amendment  the Trustee  shall  furnish  written notification  of the  substance of such  amendment to each  Certificateholder.  It shall not be necessary for the consent of  Certificateholders  under this Section 9.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall  approve the  substance  thereof.  The manner of obtaining  such consents and of evidencing the authorization of the execution thereof by  Certificateholders  shall be subject to such  reasonable  regulations  as the  Trustee  may  prescribe.  The  Trustee  shall also  provide a copy of such amendment or notice to the Rating Agencies.

           (e)          Prior to the  execution of any amendment to this  Agreement,  the Trustee shall be entitled to receive  and rely upon an Opinion of Counsel  addressed  to the Trustee  stating  that the  execution  of such amendment (i) is authorized or permitted by this  Agreement,  and (ii) will not result in the imposition of a tax on the  Trust or cause  the  Trust to fail to be  classified  as a  grantor  trust  under  subpart  E,  part 1 of subchapter J of Chapter 1 of the Code.

           (f)          The  Trustee  may,  but shall not be  obligated  to,  enter into any such  amendment  which affects the Trustee's own respective rights, duties or immunities under this Agreement.

Section 9.02. Counterparts.

                  This  Agreement  may be  executed  simultaneously  in any number of  counterparts,  each of which counterparts  shall be  deemed to be an  original,  and such  counterparts  shall  constitute  but one and the same instrument.

Section 9.03. Limitation on Rights of Certificateholders.

           (a)          The death or  incapacity  of any  Certificateholder  shall not  operate to  terminate  this
  Agreement  or the  Trust,  nor  entitle  such  Certificateholder's  legal  representatives  or  heirs to claim an accounting  or to take any action or  proceeding  in any court for a  partition  or winding up of the Trust,  nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

           (b)          No  Certificateholder  shall  have any right to vote  (except  as  expressly  provided  for herein) or in any manner  otherwise  control the operation and management of the Trust, or the obligations of the parties  hereto,  nor shall  anything  herein  set  forth,  or  contained  in the terms of the  Certificates,  be construed  so  as to  constitute  the  Certificateholders  from  time  to  time  as  partners  or  members  of an association;  nor shall any  Certificateholder  be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

           (c)          No  Certificateholder  shall have any right by virtue of any provision of this Agreement to institute any suit,  action or  proceeding  in equity or at law upon or under or with respect to this  Agreement, unless such Holder  previously  shall have given to the  Trustee  and the  Depositor a written  notice of default
  hereunder,   and  of  the  continuance  thereof,  as  hereinbefore   provided,   and  unless  also  the  Majority
  Certificateholders  shall  have  made  written  request  upon the  Trustee  to  institute  such  action,  suit or proceeding in its own name as Trustee  hereunder and shall have offered to the Trustee such reasonable  indemnity as it may  require  against the costs,  expenses  and  liabilities  to be  incurred  therein or thereby,  and the
  Trustee,  for 30 days after its receipt of such notice,  request and offer of indemnity,  shall have neglected or refused to institute any such action,  suit or  proceeding.  For the  prosecution  and  enforcement of the rights granted under this  Section,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 9.04. Governing Law.

                  This Agreement and the  Certificates  shall be construed in accordance with the laws of the State of New York  applicable to agreements  made and to be performed in said state  (without  reference to the conflicts of law provisions of such state,  other than Sections 5-1401 and 5-1402 of the New York General  Obligations  Laws,
which  shall  apply  hereto),  and  the  obligations,  rights  and  remedies  of  the  parties  hereunder  and  the
Certificateholders shall be determined in accordance with such laws.

Section 9.05. Notices.

                  All  communications  provided for or permitted  hereunder shall be in writing and shall be deemed to  have  been  duly  given  when  delivered  to:  (a) in the  case of the  Depositor,  Structured  Asset  Mortgage
Investments  II Inc.,  383 Madison  Avenue,  New York,  New York 10179,  or such other  address as may hereafter be furnished  to the Trustee in writing by the  Depositor;  (b) in the case of the  Trustee,  to its  Corporate  Trust
Office;  (c) in the case of S&P,  Standard & Poor's,  a  division  of The  McGraw-Hill  Companies,  Inc.,  55 Water
Street,  New York, New York 10041; and (d) in the case of Fitch,  Fitch Ratings,  One State Street Plaza, New York,
New York 10004, or such other address as may be furnished to the other parties hereto in writing.

Section 9.06. Severability of Provisions.

                  If any one or more of the covenants,  agreements,  provisions or terms of this Agreement shall be for any reason  whatsoever  held  invalid,  then such  covenants,  agreements,  provisions or terms shall be deemed severable  from the remaining  covenants,  agreements,  provisions  or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this  Agreement or of the  Certificates  or the rights of the Holders thereof.

Section 9.07. Successors and Assigns.

                  The  provisions  of this  Agreement  shall be  binding  upon  and  inure  to the  benefit  of the respective  successors and assigns of the parties  hereto,  and all such  provisions  shall inure to the benefit of the Certificateholders.

Section 9.08. Article and Section Headings.

                  The article and section  headings  herein are for  convenience  of reference  only, and shall not limit or otherwise affect the meaning hereof.

Section 9.09. Notices to Rating Agencies.

                  The Trustee shall notify the Rating  Agencies at such time as it is otherwise  required  pursuant to this  Agreement to give notice of the  occurrence  of any of the events  described  in clauses (a),  (b), or (e)
below or provide a copy to the Rating  Agencies  at such time as  otherwise  required to be  delivered  pursuant to this Agreement of each of the statements described in clauses (c) and (e) below:

           (a)          a material change or amendment to this Agreement,

           (b)          the  termination  or  appointment  of a  successor  Trustee  or a  change  in the  majority ownership of the Trustee,

           (c)          the monthly  distribution  statement  required to be made  available  or  delivered  to the
  Certificateholders pursuant to Section 3.06,

           (d)          Notice of Final Distribution required to be delivered pursuant to Section 7.01(b), and

           (e)          a change in the location of the Certificate Account.

                  The Depositor shall notify the Rating Agencies of any change in its identity.

Section 9.10. Acts of Certificateholders.  (a) Any request,  demand,  authorization,  direction,  notice,  consent, waiver or other action  provided by this  Agreement to be given or taken by  Certificateholders  may be embodied in and  evidenced by one or more  instruments  of  substantially  similar tenor signed by such  Certificateholders  in person or by an agent duly  appointed  in  writing.  Except as herein  otherwise  expressly  provided,  such action shall  become  effective  when such  instrument  or  instruments  are  delivered  to the Trustee  and,  where it is expressly  required,  to the Depositor.  Proof of execution of any such  instrument or of a writing  appointing any such agent shall be sufficient  for any purpose of this  Agreement  and  conclusive in favor of the Trustee and the
Depositor, if made in the manner provided in this Section 9.10.

           (b)          The fact and date of the  execution by any Person of any such  instrument or writing may be proved by the affidavit of a witness of such  execution or by a  certificate  of a notary public or other officer authorized by law to take  acknowledgments  of deeds,  certifying that the individual  signing such instrument or writing  acknowledged  to him the  execution  thereof.  Where such  execution is by a signer acting in a capacity other than his or her individual capacity,  such certificate or affidavit shall also constitute  sufficient proof of his or her  authority.  The  fact  and  date of the  execution  of any  such  instrument  or  writing,  or the authority of the  individual  executing the same,  may also be proved in any other manner which the Trustee deems sufficient.

           (c)          The ownership of Certificates  (notwithstanding  any notation of ownership or other writing on such  Certificates,  except an endorsement in accordance with Section 4.02 made on a Certificate  presented in accordance  with  Section  4.04)  shall be proved by the  Certificate  Register,  and neither  the  Trustee,  the
  Depositor, nor any successor to either such party shall be affected by any notice to the contrary.

           (d)          Any request, demand,  authorization,  direction, notice, consent, waiver or other action of the Holder of any  Certificate  shall bind every future  Holder of the same  Certificate  and the Holder of every
  Certificate  issued upon the  registration  of transfer or exchange  thereof,  if applicable,  or in lieu thereof with respect to anything done,  omitted or suffered to be done by the Trustee,  the  Depositor,  or any successor to either such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

           (e)          In determining  whether the Holders of the requisite  Percentage  Interest of  Certificates have given any request,  demand,  authorization,  direction,  notice,  consent or waiver hereunder,  Certificates owned  by the  Trustee  or the  Depositor  or any  Affiliate  thereof  shall  be  disregarded,  except  that,  in determining  whether the Trustee  shall be  protected in relying upon any such  request,  demand,  authorization, direction,  notice,  consent or waiver,  only  Certificates  which the  Trustee  knows to be so owned shall be so disregarded.  Certificates  which  have  been  pledged  in good  faith to the  Trustee  or the  Depositor  or any
  Affiliate  thereof may be regarded as outstanding if the pledgor  establishes to the  satisfaction of the Trustee the  pledgor's  right to act with  respect to such  Certificates  and that the pledgor is not an Affiliate of the
  Trustee or the Depositor, as the case may be.

                  IN WITNESS  WHEREOF,  the  Depositor  and the Trustee have caused their names to be signed hereto by their respective duly authorized officers, all as of the day and year first above written.

                                                    STRUCTURED ASSET MORTGAGE
                                                    INVESTMENTS II INC., as Depositor

                                                    By:    /s/ Baron Silverstein
                                                    Name:  Baron Silverstein
                                                    Title: Senior Managing Director

                                                    WELLS FARGO BANK, N.A., as Trustee

                                                    By:    /s/ Stacey M. Taylor
                                                    Name:  Stacey M. Taylor
                                                    Title: Vice President

STATE OF NEW YORK                      )
                                             ss.:
COUNTY OF NEW YORK                     )

                  On the 16th day of January, 2008 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be the Senior Managing Director of Structured Asset Mortgage
Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                             /s/ Ravind Karamsingh
                                                             Notary Public

[Notarial Seal]                                              Commission Expires:  April 21, 2011

STATE OF MARYLAND                      )
                                             ss.:
COUNTY OF HOWARD                       )

                  On the 16th day of January, 2008 before me, a notary public in and for said State, personally appeared Stacey M. Taylor, known to me to be a Vice President of Wells Fargo Bank, N.A., the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                             /s/ Darron C. Woodus
                                                             Notary Public

[Notarial Seal]                                              Commission Expires: December 6, 2008

                                                     EXHIBIT A

                                           FORM OF CLASS A CERTIFICATES

                                              CLASS A-[ ] CERTIFICATE

                  [Insert for Class A-2  Certificates  only] [THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT
TO THE CLASS A-1 CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).]

                  THE CURRENT  PRINCIPAL  AMOUNT OF THIS  CERTIFICATE  WILL BE DECREASED BY THE PRINCIPAL  PAYMENTS
HEREON  IN  ACCORDANCE  WITH THE  TERMS OF THE  AGREEMENT.  ACCORDINGLY,  FOLLOWING  THE  INITIAL  ISSUANCE  OF THE
CERTIFICATES,  THE CURRENT  PRINCIPAL  AMOUNT OF THIS  CERTIFICATE  WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN
BELOW.  ANYONE  ACQUIRING THIS  CERTIFICATE  MAY ASCERTAIN ITS CURRENT  PRINCIPAL  AMOUNT BY INQUIRY OF THE TRUSTEE
NAMED HEREIN.

                  UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST
COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE ISSUED
WILL BE  REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF
THE DEPOSITORY  TRUST COMPANY AND ANY PAYMENT WILL BE MADE TO CEDE & CO., ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF
FOR VALUE OR  OTHERWISE  BY OR TO ANY PERSON IS WRONGFUL  SINCE THE  REGISTERED  OWNER  HEREOF,  CEDE & CO., HAS AN
INTEREST HEREIN.

Certificate No. [  ]                                       Variable Pass-Through Rate

Class A-[  ]

Date of Pooling Agreement:                                 Aggregate Initial Current Principal Amount of all
As of January 16, 2008                                     Certificates of this Class as of the Closing Date:
                                                           $[         ]

First Distribution Date:                                   Initial Current Principal Amount of this Certificate as of
January 28, 2008                                           the Closing Date:
                                                           $[         ]

Trustee:                                                   CUSIP: [         ]
Wells Fargo Bank, N.A.

Assumed Final Distribution Date:
May 25, 2047

                                   BEAR STEARNS STRUCTURED PRODUCTS INC. TRUST,
                                                  SERIES 2008-R1

         evidencing  a  Percentage   Interest  in  the   distributions   allocable  to  the  Class  A-[  ]
         Certificates  with  respect  to  a  Trust  whose  assets  consist  primarily  of  the  Underlying
         Certificates sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                  This  Certificate  is payable  solely  from the assets of the Trust,  and does not  represent  an obligation of or interest in Structured  Asset Mortgage  Investments II Inc., the Trustee  referred to below or any of their affiliates or any other person.  Neither this  Certificate nor the Underlying  Certificates are guaranteed or insured by any  governmental  entity or by Structured  Asset Mortgage  Investments II Inc. or the Trustee or any
of their  affiliates or any other person.  None of Structured  Asset  Mortgage  Investments II Inc., the Trustee or
any of their  affiliates will have any obligation with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

                  This certifies that Cede & Co. is the registered  owner of this  Certificate,  which represents a beneficial  interest,  in the Percentage  Interest  evidenced  hereby, in a trust (the "Trust") the assets of which consist  primarily of the Underlying  Certificates  sold by Structured  Asset Mortgage  Investments II Inc.  ("SAMI
II").  The  Underlying  Certificates  were  sold by Bear,  Stearns & Co.  Inc.  to SAMI II.  The Trust was  created pursuant to the Pooling Agreement,  dated as of the Closing Date (the  "Agreement"),  between SAMI II, as depositor
(the  "Depositor")  and Wells Fargo, as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  capitalized  terms used herein shall have the meaning  ascribed  to them in the  Agreement.  This  Certificate  is issued  under  and is  subject  to the  terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Interest  on this  Certificate  will  accrue  during  the  month  prior  to the  month in which a
Distribution  Date (as  hereinafter  defined)  occurs on the Current  Principal  Amount  hereof at a per annum rate equal to the  Pass-Through  Rate as described in and pursuant to the Agreement.  The Trustee will distribute on the
25th day of each month, or, if such 25th day is not a Business Day, the immediately  following  Business Day (each, a "Distribution  Date"),  commencing on the First  Distribution  Date specified  above, to the Person in whose name this  Certificate is registered at the close of business on the last Business Day of the calendar  month  preceding the month of such  Distribution  Date,  an amount  equal to the product of  Percentage  Interest  evidenced by this
Certificate  and the amount (of  interest  and  principal,  if any)  required to be  distributed  to the Holders of
Certificates of the same Class as this Certificate.

                  Distributions  on this  Certificate will be made by the Trustee by check mailed to the address of the Person entitled  thereto as such name and address shall appear on the  Certificate  Register or, if such Person so requests by notifying  the Trustee in writing as specified in the  Agreement by wire  transfer.  Notwithstanding the  above,  the final  distribution  on this  Certificate  will be made  after due  notice by the  Trustee  of the pendency of such  distribution  and only upon  presentation  and  surrender  of this  Certificate  at the office or agency  appointed by the Trustee for that purpose and  designated  in such notice.  The Initial  Current  Principal
Amount of this  Certificate is set forth above.  The Current  Principal Amount hereof will be reduced to the extent of  distributions  allocable to principal  hereon and any Realized Losses  allocable  hereto in accordance with the terms of the Agreement.

                  This  Certificate is one of a duly authorized  issue of  Certificates  designated as set forth on the face  hereof  (the  "Certificates").  The  Certificates,  in the  aggregate,  evidence  the  entire  beneficial ownership interest in the Trust formed pursuant to the Agreement.

                  The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to  the  Trust  for  payment  hereunder  and  that  neither  the  Depositor  nor  the  Trustee  are  liable  to the
Certificateholders  for any  amount  payable  under this  Certificate  or the  Agreement  or,  except as  expressly provided in the Agreement, subject to any liability under the Agreement.

                  This  Certificate  does not purport to  summarize  the  Agreement  and  reference  is made to the
Agreement for the interests,  rights and limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits,  with certain  exceptions therein provided,  the amendment thereof and the
modification   of  the  rights  and   obligations  of  the  Depositor  and  the  Trustee  and  the  rights  of  the
Certificateholders  under the Agreement  from time to time by the parties  thereto with the consent of the Majority
Certificateholders  (or in certain cases,  Holders of Certificates of affected  Classes  evidencing such percentage of the Percentage  Interests  thereof).  Any such consent by the Holder of this Certificate shall be conclusive and binding on such  Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not  notation  of such  consent is made upon this  Certificate.  The
Agreement  also  permits  the  amendment  thereof,  in certain  limited  circumstances,  without the consent of the
Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this  Certificate  is  registrable  with the  Certificate  Registrar  upon  surrender  of this  Certificate  for registration  of transfer at the offices or agencies  maintained  by the Trustee for such  purposes,  duly endorsed by, or accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee duly executed by the
Holder hereof or such Holder's  attorney duly authorized in writing,  and thereupon one or more new Certificates in authorized  denominations  representing  a like  aggregate  Percentage  Interest  will be issued to the  designated transferee.

                  The  Certificates  are issuable only as registered  Certificates  without  coupons in the Classes and  denominations  specified in the  Agreement.  As provided in the Agreement  and subject to certain  limitations therein set forth,  this  Certificate is exchangeable  for one or more new  Certificates  evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the  Certificateholders  for any such registration of transfer, but the Trustee may require  payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection  therewith.  The Depositor,  the Trustee and any agent of any of them may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the  Depositor,  the Trustee or any such agent shall be affected by notice to the contrary.

                  The  obligations  created  by the  Agreement  and the  Trust  created  thereby  (other  than  the obligations  to make  payments to  Certificateholders  with  respect to the  termination  of the  Agreement)  shall terminate  upon the  earlier  of (i) the  making of the final  payment on or other  liquidation  of the  Underlying
Certificate,  or (ii) the payment to  Certificateholders of all amounts required to be paid to them pursuant to the
Agreement.  In no event,  however,  will the Trust created by the Agreement  continue  beyond the  expiration of 21 years after the death of certain persons identified in the Agreement.

                  Unless this  Certificate  has been  countersigned  by an  authorized  signatory of the Trustee by manual signature,  this Certificate  shall not be entitled to any benefit under the Agreement,  or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: January 16, 2008                                       WELLS FARGO BANK, N.A.
                                                              Not in its individual capacity but solely as
                                                              Trustee

                                                              By:____________________________________________
                                                                       Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-[  ] Certificates referred to in the within-mentioned Agreement.

                                                              WELLS FARGO BANK, N.A.
                                                              Authorized signatory of Wells Fargo Bank, N.A., not
                                                              in its individual capacity but solely as Trustee

                                                              By:____________________________________________
                                                                       Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assigns(s) and transfers unto
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
         (please print or typewrite name and address including postal zip code of assignee)

a Percentage Interest equal to ___% evidenced by the within Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register.

         I (we) further direct the Trustee to issue a new  Certificate of a like  Percentage  Interest and Class to the above named assignee and deliver such Certificate to the following address:

Dated:

                                             DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
___________________________________________________________________________________________________________________
for the account of ________________________________________________________________________________________________
to _______________________________________________________________________________________________________________.

         Applicable statements should be mailed to ________________________________________________________________
__________________________________________________________________________________________________________________.

         This information is provided by _________________________________________________________________________,
the Assignee named above, or _____________________________________________________________________________________,
as its agent.  The Assignee's taxpayer identification number is ___________________________________________________

                                                     EXHIBIT B

                                            FORM OF CERTIFICATION TO BE
                                       PROVIDED BY THE TRUSTEE TO DEPOSITOR

                  Re:      ________________________________   Trust  200_-____(the  "Trust"),  Certificates  issued
                  pursuant  to the  Pooling  Agreement,  dated as of  ________ ,  200_ (the  "Agreement"  or "Trust
                  Agreement"),  between  Structured  Asset  Mortgage  Investments  II Inc.,  as Depositor and Wells
                  Fargo Bank, N.A., as Trustee

                  The Trustee hereby certifies to the Depositor,  and its officers,  directors and affiliates,  and with the knowledge and intent that they will rely upon this certification, that:

1.       I have reviewed the annual report on Form 10-K for the fiscal year [____] (the "Annual  Report"),  and all reports on Form 10-D  required to be filed in respect of period  covered by the Annual  Report  (collectively  with the Annual Report, the "Reports"), of the Trust;

2.       To my  knowledge,  (a) the Reports,  taken as a whole,  do not contain any untrue  statement of a material fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances  under which such statements  were made, not misleading  with respect to the period covered by the Annual Report,  and (b)
the Trustee's  assessment of compliance and related  attestation report referred to below, taken as a whole, do not contain any untrue  statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such  statements  were made, not  misleading  with respect to the period covered by such assessment of compliance and attestation report;

3.       To my  knowledge,  the  distribution  information  required to be provided by the Trustee  under the Trust
Agreement for inclusion in the Reports is included in the Reports;

4.       I am responsible  for reviewing the  activities  performed by the Trustee under the Trust  Agreement,  and based on my knowledge and the  compliance  review  conducted in preparing the  compliance  statement of the Trustee required  by the  Trust  Agreement,  and  except as  disclosed  in the  Reports,  the  Trustee  has  fulfilled  its obligations under the Trust Agreement in all material respects; and

5.       The  report  on  assessment  of  compliance  with  servicing  criteria   applicable  to  the  Trustee  for
asset-backed  securities  of the Trustee  and each  subcontractor  utilized by the Trustee and related  attestation report on assessment of compliance with servicing  criteria  applicable to it required to be included in the Annual
Report in  accordance  with Item 1122 of  Regulation  AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual  Report.  Any material  instances of  non-compliance  are  described in such report and have been disclosed in the Annual Report.

         In giving the  certifications  above, the Trustee has reasonably  relied on information  provided to it by the following  unaffiliated  parties:  [names of servicer(s),  master servicer,  subservicer,  depositor,  trustee, custodian(s)]

Date:_______________________________________

____________________________________________
[Signature]
[Title]

                                                     EXHIBIT C

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

Definitions
Trustee - waterfall calculator
Trustee - fiduciary of the transaction

                  Note: The  definitions  above  describe the essential  function that the party  performs,  rather than the party's title. So, for example,  in a particular  transaction,  the trustee may perform the "paying agent"
and "securities  administrator" functions,  while in another transaction,  the securities administrator may perform these functions.

                  Where  there are  multiple  checks  for  criteria  the  attesting  party will  identify  in their management  assertion that they are attesting only to the portion of the  distribution  chain they are  responsible for in the related transaction agreements.

Key:     X - obligation

______________________________________________________________________________________________________________________
Reg AB Reference             Servicing Criteria                                                        Trustee
______________________________________________________________________________________________________________________
                             General Servicing Considerations
______________________________________________________________________________________________________________________
1122(d)(1)(i)                Policies and procedures are instituted to monitor any                        X
                             performance or other triggers and events of default in
                             accordance with the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(1)(ii)               If any material servicing activities are outsourced to third                 X
                             parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
______________________________________________________________________________________________________________________
1122(d)(1)(iii)              Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
______________________________________________________________________________________________________________________
1122(d)(1)(iv)               A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                             agreements.
______________________________________________________________________________________________________________________
                             Cash Collection and Administration
______________________________________________________________________________________________________________________
1122(d)(2)(i)                Payments on pool assets are deposited into the appropriate                   X
                             custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(2)(ii)               Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
______________________________________________________________________________________________________________________
1122(d)(2)(iii)              Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(2)(iv)               The related accounts for the transaction, such as cash reserve               X
                             accounts or accounts established as a form of over
                             collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction
                             agreements.
______________________________________________________________________________________________________________________
1122(d)(2)(v)                Each custodial account is maintained at a federally insured                  X
                             depository institution as set forth in the transaction
                             agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
______________________________________________________________________________________________________________________
1122(d)(2)(vi)               Unissued checks are safeguarded so as to prevent unauthorized                X
                             access.
______________________________________________________________________________________________________________________
1122(d)(2)(vii)              Reconciliations are prepared on a monthly basis for all                      X
                             asset-backed securities related bank accounts, including
                             custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                             agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                             explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                             identification, or such other number of days specified in the transaction agreements.
______________________________________________________________________________________________________________________
                             Investor Remittances and Reporting
______________________________________________________________________________________________________________________
1122(d)(3)(i)                Reports to investors, including those to be filed with the                   X
                             Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                             investors' or the trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the
                             Servicer.
______________________________________________________________________________________________________________________
1122(d)(3)(ii)               Amounts due to investors are allocated and remitted in                       X
                             accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(3)(iii)              Disbursements made to an investor are posted within two business             X
                             days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(3)(iv)               Amounts remitted to investors per the investor reports agree                 X
                             with cancelled checks, or other form of payment, or custodial bank statements.
______________________________________________________________________________________________________________________
                             Pool Asset Administration
______________________________________________________________________________________________________________________
1122(d)(4)(i)                Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
______________________________________________________________________________________________________________________
1122(d)(4)(ii)               Pool assets and related documents are safeguarded as required by the transaction agreements
______________________________________________________________________________________________________________________
1122(d)(4)(iii)              Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(iv)               Payments on pool assets, including any payoffs, made in
                             accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days
                             specified in the transaction agreements, and allocated to
                             principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
______________________________________________________________________________________________________________________
1122(d)(4)(v)                The Servicer's records regarding the pool assets agree with the
                             Servicer's records with respect to an obligor's unpaid principal balance.
______________________________________________________________________________________________________________________
1122(d)(4)(vi)               Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made,
                             reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
______________________________________________________________________________________________________________________
1122(d)(4)(vii)              Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                             requirements established by the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(viii)             Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                             transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the
                             transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
______________________________________________________________________________________________________________________
1122(d)(4)(ix)               Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
______________________________________________________________________________________________________________________
1122(d)(4)(x)                Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                             interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;
                             and (C) such funds are returned to the obligor within 30
                             calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction
                             agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(xi)               Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or
                             expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(xii)              Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
______________________________________________________________________________________________________________________
1122(d)(4)(xiii)             Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the
                             servicer, or such other number of days specified in the
                             transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(xiv)              Delinquencies, charge-offs and uncollectible accounts are
                             recognized and recorded in accordance with the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(xv)               Any external enhancement or other support, identified in Item
                             1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                             maintained as set forth in the transaction agreements.  (In this transaction there is no external enhancement or other support.)
______________________________________________________________________________________________________________________

                                                     EXHIBIT D

                            FORM 10-D, FORM 8-K AND FORM 10-K REPORTING RESPONSIBILITY

                  As to each  item  described  below,  the  entity  indicated  as the  Responsible  Party  shall be primarily  responsible  for reporting the  information  to the party  identified as  responsible  for preparing the
Securities Exchange Act Reports pursuant to Section 3.11 of the Pooling Agreement.

                  Under  Item 1 of Form  10-D:  a) items  marked  "Monthly  Statement  to  Certificateholders"  are required to be included in the periodic  Distribution  Date statement  under Section 3.06,  provided by the Trustee based on information  received from the party  providing such  information;  and b) items marked "Form 10-D report"
are required to be in the Form 10-D report but not the Monthly  Statements to  Certificateholders,  provided by the party  indicated.  Information  under all other Items of Form 10-D is to be included in the Form 10-D  report.  All such  information  and any other  Items on Form 8-K and Form 10-D set  forth in this  Exhibit  shall be sent to the
Trustee and the Depositor.

______________________________________________________________________________________________________________________
Form         Item    Description               Trustee                       Depositor           Sponsor
______________________________________________________________________________________________________________________
10-D         Must be filed within 15 days of the distribution date for the asset-backed securities.
______________________________________________________________________________________________________________________
             1       Distribution and Pool
                     Performance Information
______________________________________________________________________________________________________________________
                     Item 1121(a) -
                     Distribution and Pool
                     Performance Information
______________________________________________________________________________________________________________________
                     (1) Any applicable        X
                     record dates, accrual
                     dates, determination      (Monthly Statements to
                     dates for calculating     Certificateholders)
                     distributions and
                     actual distribution
                     dates for the
                     distribution period.
______________________________________________________________________________________________________________________
                     (2) Cash flows received   X
                     and the sources thereof
                     for distributions, fees   (Monthly Statements to
                     and expenses.             Certificateholders)
______________________________________________________________________________________________________________________
                     (3) Calculated amounts    X
                     and distribution of the
                     flow of funds for the     (Monthly Statements to
                     period itemized by type   Certificateholders)
                     and priority of
                     payment, including:
______________________________________________________________________________________________________________________
                              (i) Fees or
                     expenses accrued and
                     paid, with an
                     identification of the
                     general purpose of such
                     fees and the party
                     receiving such fees or
                     expenses.
______________________________________________________________________________________________________________________
                              (ii) Payments    X
                     accrued or paid with
                     respect to enhancement    (Monthly Statements to
                     or other support          Certificateholders)
                     identified in Item 1114
                     of Regulation AB (such
                     as insurance premiums
                     or other enhancement
                     maintenance fees), with
                     an identification of
                     the general purpose of
                     such payments and the
                     party receiving such
                     payments.
______________________________________________________________________________________________________________________
                              (iii)            X
                     Principal, interest and
                     other distributions       (Monthly Statements to
                     accrued and paid on the   Certificateholders)
                     asset-backed securities
                     by type and by class or
                     series and any
                     principal or interest
                     shortfalls or
                     carryovers.
______________________________________________________________________________________________________________________
                              (iv) The         X
                     amount of excess cash
                     flow or excess spread     (Monthly Statements to
                     and the disposition of    Certificateholders)
                     excess cash flow.
______________________________________________________________________________________________________________________
                     (4) Beginning and         X
                     ending principal
                     balances of the           (Monthly Statements to
                     asset-backed securities.  Certificateholders)
______________________________________________________________________________________________________________________
                     (5) Interest rates        X
                     applicable to the pool
                     assets and the            (Monthly Statements to
                     asset-backed              Certificateholders)
                     securities, as
                     applicable. Consider
                     providing interest rate
                     information for pool
                     assets in appropriate
                     distributional groups
                     or incremental ranges.
______________________________________________________________________________________________________________________
                     (6) Beginning and         X
                     ending balances of
                     transaction accounts,     (Monthly Statements to
                     such as reserve           Certificateholders)
                     accounts, and material
                     account activity during
                     the period.
______________________________________________________________________________________________________________________
                     (7) Any amounts drawn     X
                     on any credit
                     enhancement or other      (Monthly Statements to
                     support identified in     Certificateholders)
                     Item 1114 of Regulation
                     AB, as applicable, and
                     the amount of coverage
                     remaining under any
                     such enhancement, if
                     known and applicable.
______________________________________________________________________________________________________________________
                     (8) Number and amount     X                             Updated pool
                     of pool assets at the                                   composition
                     beginning and ending of   (Monthly Statements to        information
                     each period, and          Certificateholders)           fields to be as
                     updated pool                                            specified by
                     composition                                             Depositor from
                     information, such as                                    time to time
                     weighted average
                     coupon, weighted
                     average remaining term,
                     pool factors and
                     prepayment amounts.
______________________________________________________________________________________________________________________
                     (9) Delinquency and       X
                     loss information for
                     the period.               (Monthly Statements to
                                               Certificateholders)
______________________________________________________________________________________________________________________
                     In addition, describe
                     any material changes to
                     the information
                     specified in Item
                     1100(b)(5) of
                     Regulation AB regarding
                     the pool assets.
                     (methodology)
______________________________________________________________________________________________________________________
                     (10) Information on the   X
                     amount, terms and
                     general purpose of any    (Monthly Statements to
                     advances made or          Certificateholders)
                     reimbursed during the
                     period, including the
                     general use of funds
                     advanced and the
                     general source of funds
                     for reimbursements.
______________________________________________________________________________________________________________________
                     (11) Any material         X
                     modifications,
                     extensions or waivers     (Monthly Statements to
                     to pool asset terms,      Certificateholders)
                     fees, penalties or
                     payments during the
                     distribution period or
                     that have cumulatively
                     become material over
                     time.
______________________________________________________________________________________________________________________
                     (12) Material breaches    X                             X
                     of pool asset
                     representations or        (if agreed upon by the
                     warranties or             parties)
                     transaction covenants.
______________________________________________________________________________________________________________________
                     (13) Information on       X
                     ratio, coverage or
                     other tests used for      (Monthly Statements to
                     determining any early     Certificateholders)
                     amortization,
                     liquidation or other
                     performance trigger and
                     whether the trigger was
                     met.
______________________________________________________________________________________________________________________
                     (14) Information                                        X
                     regarding any new
                     issuance of
                     asset-backed securities
                     backed by the same
                     asset pool,
______________________________________________________________________________________________________________________
                           information         X                             X
                           regarding any
                           pool asset
                           changes (other
                           than in
                           connection with a
                           pool asset
                           converting into
                           cash in
                           accordance with
                           its terms), such
                           as additions or
                           removals in
                           connection with a
                           prefunding or
                           revolving period
                           and pool asset
                           substitutions and
                           repurchases (and
                           purchase rates,
                           if applicable),
                           and cash flows
                           available for
                           future purchases,
                           such as the
                           balances of any
                           prefunding or
                           revolving
                           accounts, if
                           applicable.
______________________________________________________________________________________________________________________
                           Disclose any                                      X                   X
                           material changes
                           in the
                           solicitation,
                           credit-granting,
                           underwriting,
                           origination,
                           acquisition or
                           pool selection
                           criteria or
                           procedures, as
                           applicable, used
                           to originate,
                           acquire or select
                           the new pool
                           assets.
______________________________________________________________________________________________________________________
                     Item 1121(b) -                                          X
                     Pre-Funding or
                     Revolving Period
                     Information

                     Updated pool
                     information as required
                     under Item 1121(b).
______________________________________________________________________________________________________________________
             2       Legal Proceedings
______________________________________________________________________________________________________________________
                     Item 1117 - Legal
                     proceedings pending
                     against the following
                     entities, or their
                     respective property,
                     that is material to
                     Certificateholders,
                     including proceedings
                     known to be
                     contemplated by
                     governmental
                     authorities:
______________________________________________________________________________________________________________________
                     Sponsor                                                                     X
______________________________________________________________________________________________________________________
                     Depositor                                               X
______________________________________________________________________________________________________________________
                     Trustee

______________________________________________________________________________________________________________________
                     Issuing entity                                          X
______________________________________________________________________________________________________________________
                     Master Servicer,          N/A
                     affiliated Servicer,
                     other Servicer
                     servicing 20% or more
                     of pool assets at time
                     of report, other
                     material servicers
______________________________________________________________________________________________________________________
                     Securities Administrator  N/A
______________________________________________________________________________________________________________________
                     Originator of 20% or                                    X
                     more of pool assets as
                     of the Cut-off Date
______________________________________________________________________________________________________________________
                     Custodian
______________________________________________________________________________________________________________________
             3       Sales of Securities and
                     Use of Proceeds
______________________________________________________________________________________________________________________
                     Information from Item                                   X
                     2(a) of Part II of Form
                     10-Q:

                     With respect to any
                     sale of securities by
                     the sponsor, depositor
                     or issuing entity, that
                     are backed by the same
                     asset pool or are
                     otherwise issued by the
                     issuing entity, whether
                     or not registered,
                     provide the sales and
                     use of proceeds
                     information in Item 701
                     of Regulation S-K.
                     Pricing information can
                     be omitted if
                     securities were not
                     registered.
______________________________________________________________________________________________________________________
             4       Defaults Upon Senior
                     Securities
______________________________________________________________________________________________________________________
                     Information from Item 3   X
                     of Part II of Form 10-Q:

                     Report the occurrence
                     of any Event of Default
                     (after expiration of
                     any grace period and
                     provision of any
                     required notice)
______________________________________________________________________________________________________________________
             5       Submission of Matters
                     to a Vote of Security
                     Holders
______________________________________________________________________________________________________________________
                     Information from Item 4   X
                     of Part II of Form 10-Q
______________________________________________________________________________________________________________________
             6       Significant Obligors of
                     Pool Assets
______________________________________________________________________________________________________________________
                     Item 1112(b) -                                          X
                     Significant Obligor
                     Financial Information*
______________________________________________________________________________________________________________________
                     *This information need
                     only be reported on the
                     Form 10-D for the
                     distribution period in
                     which updated
                     information is required
                     pursuant to the Item.
______________________________________________________________________________________________________________________
             7       Significant Enhancement
                     Provider Information
______________________________________________________________________________________________________________________
                     Item 1114(b)(2) -
                     Credit Enhancement
                     Provider Financial
                     Information*
______________________________________________________________________________________________________________________
                           Determining                                       X
                           applicable
                           disclosure
                           threshold
______________________________________________________________________________________________________________________
                           Requesting                                        X
                           required
                           financial
                           information or
                           effecting
                           incorporation by
                           reference
______________________________________________________________________________________________________________________
                     Item 1115(b) -
                     Derivative Counterparty
                     Financial Information*
______________________________________________________________________________________________________________________
                           Determining
                           current maximum
                           probable exposure
______________________________________________________________________________________________________________________
                           Determining
                           current
                           significance
                           percentage
______________________________________________________________________________________________________________________
                           Requesting
                           required
                           financial
                           information or
                           effecting
                           incorporation by
                           reference
______________________________________________________________________________________________________________________
                     *This information need
                     only be reported on the
                     Form 10-D for the
                     distribution period in
                     which updated
                     information is required
                     pursuant to the Items.
______________________________________________________________________________________________________________________
             8       Other Information
______________________________________________________________________________________________________________________
                     Disclose any
                     information required to
                     be reported on Form 8-K
                     during the period
                     covered by the Form
                     10-D but not reported
______________________________________________________________________________________________________________________
             9       Exhibits
______________________________________________________________________________________________________________________
                     Distribution report       X
______________________________________________________________________________________________________________________
                     Exhibits required by                                    X
                     Item 601 of Regulation
                     S-K, such as material
                     agreements
______________________________________________________________________________________________________________________
8-K
______________________________________________________________________________________________________________________
             1.01    Entry into a Material
                     Definitive Agreement
______________________________________________________________________________________________________________________
                     Disclosure is required    X                             X                   X
                     regarding entry into or
                     amendment of any
                     definitive agreement
                     that is material to the
                     securitization, even if
                     depositor is not a
                     party.

                     Examples: servicing
                     agreement, custodial
                     agreement.

                     Note: disclosure not
                     required as to
                     definitive agreements
                     that are fully
                     disclosed in the
                     prospectus
______________________________________________________________________________________________________________________
             1.02    Termination of a          X                             X                   X
                     Material Definitive
                     Agreement
______________________________________________________________________________________________________________________
                     Disclosure is required
                     regarding termination
                     of  any definitive
                     agreement that is
                     material to the
                     securitization (other
                     than expiration in
                     accordance with its
                     terms), even if
                     depositor is not a
                     party.

                     Examples: servicing
                     agreement, custodial
                     agreement.
______________________________________________________________________________________________________________________
             1.03    Bankruptcy or
                     Receivership
______________________________________________________________________________________________________________________
                     Disclosure is required    X                             X                   X
                     regarding the
                     bankruptcy or
                     receivership, if known,
                     with respect to any of
                     the following:

                     Sponsor, Depositor,
                     Master Servicer,
                     affiliated Servicer,
                     other Servicer
                     servicing 20% or more
                     of pool assets at time
                     of report, other
                     material servicers,
                     Certificate
                     Administrator, Trustee,
                     significant obligor,
                     credit enhancer (10% or
                     more), derivatives
                     counterparty, Custodian
______________________________________________________________________________________________________________________
             2.04    Triggering Events that
                     Accelerate or Increase
                     a Direct Financial
                     Obligation or an
                     Obligation under an
                     Off-Balance Sheet
                     Arrangement
______________________________________________________________________________________________________________________
                     Includes an early         X
                     amortization,
                     performance trigger or
                     other event, including
                     event of default, that
                     would materially alter
                     the payment
                     priority/distribution
                     of cash
                     flows/amortization
                     schedule.

                     Disclosure will be made
                     of events other than
                     waterfall triggers
                     which are disclosed in
                     the Monthly Statement
                     to Certificateholders
______________________________________________________________________________________________________________________
             3.03    Material Modification
                     to Rights of Security
                     Holders
______________________________________________________________________________________________________________________
                     Disclosure is required    X                             X
                     of any material
                     modification to
                     documents defining the
                     rights of
                     Certificateholders,
                     including the Pooling
                     and Servicing Agreement
______________________________________________________________________________________________________________________
             5.03    Amendments to Articles
                     of Incorporation or
                     Bylaws; Change in
                     Fiscal Year
______________________________________________________________________________________________________________________
                     Disclosure is required                                  X
                     of any amendment "to
                     the governing documents
                     of the issuing entity"
______________________________________________________________________________________________________________________
             5.06    Change in Shell Company
                     Status
______________________________________________________________________________________________________________________
                     [Not applicable to ABS                                  X
                     issuers]
______________________________________________________________________________________________________________________
             6.01    ABS Informational and
                     Computational Material
______________________________________________________________________________________________________________________
                     [Not included in                                        X
                     reports to be filed
                     under Section 3.11]
______________________________________________________________________________________________________________________
             6.02    Change of Servicer or
                     Trustee
______________________________________________________________________________________________________________________
                     Requires disclosure of    X                             X
                     any removal,
                     replacement,
                     substitution or
                     addition of any master
                     servicer, affiliated
                     servicer, other
                     servicer servicing 10%
                     or more of pool assets
                     at time of report,
                     other material
                     servicers, certificate
                     administrator or
                     trustee.
______________________________________________________________________________________________________________________
                     Reg AB disclosure about   N/A
                     any new servicer is
                     also required.
______________________________________________________________________________________________________________________
                     Reg AB disclosure about   X
                     any new trustee is also   (to the extent of a new
                     required.                 trustee)
______________________________________________________________________________________________________________________
                     Reg AB disclosure about   N/A
                     any new securities
                     administrator is also
                     required.
______________________________________________________________________________________________________________________
             6.03    Change in Credit
                     Enhancement or Other
                     External Support In
                     this transaction there
                     is no external
                     enhancement or other
                     support.
______________________________________________________________________________________________________________________
                     Covers termination of                                   X
                     any enhancement in
                     manner other than by
                     its terms, the addition
                     of an enhancement, or a
                     material change in the
                     enhancement provided.
                     Applies to external
                     credit enhancements as
                     well as derivatives.
______________________________________________________________________________________________________________________
                     Reg AB disclosure about                                 X
                     any new enhancement
                     provider is also
                     required.
______________________________________________________________________________________________________________________
             6.04    Failure to Make a         X
                     Required Distribution
______________________________________________________________________________________________________________________
             6.05    Securities Act Updating
                     Disclosure
______________________________________________________________________________________________________________________
                     If any material pool                                    X
                     characteristic differs
                     by 5% or more at the
                     time of issuance of the
                     securities from the
                     description in the
                     final prospectus,
                     provide updated Reg AB
                     disclosure about the
                     actual asset pool.
______________________________________________________________________________________________________________________
                     If there are any new                                    X
                     servicers or
                     originators required to
                     be disclosed under
                     Regulation AB as a
                     result of the
                     foregoing, provide the
                     information called for
                     in Items 1108 and 1110
                     respectively.
______________________________________________________________________________________________________________________
             7.01    Regulation FD Disclosure  X                             X
______________________________________________________________________________________________________________________
             8.01    Other Events
______________________________________________________________________________________________________________________
                     Any event, with respect                                 X
                     to which information is
                     not otherwise called
                     for in Form 8-K, that
                     the registrant deems of
                     importance to security
                     holders.
______________________________________________________________________________________________________________________
             9.01    Financial Statements
                     and Exhibits
______________________________________________________________________________________________________________________
10-K
______________________________________________________________________________________________________________________
             9B      Other Information
______________________________________________________________________________________________________________________
                     Disclose any
                     information required to
                     be reported on Form 8-K
                     during the fourth
                     quarter covered by the
                     Form 10-K but not
                     reported
______________________________________________________________________________________________________________________
             15      Exhibits and Financial
                     Statement Schedules
______________________________________________________________________________________________________________________
                     Item 1112(b) -                                          X
                     Significant Obligor
                     Financial Information
______________________________________________________________________________________________________________________
                     Item 1114(b)(2) -
                     Credit Enhancement
                     Provider Financial
                     Information
______________________________________________________________________________________________________________________
                          Determining                                        X
                          applicable
                          disclosure
                          threshold
______________________________________________________________________________________________________________________
                          Requesting                                         X
                          required financial
                          information or
                          effecting
                          incorporation by
                          reference
______________________________________________________________________________________________________________________
                     Item 1115(b) -
                     Derivative Counterparty
                     Financial Information
______________________________________________________________________________________________________________________
                          Determining                                        X
                          current maximum
                          probable exposure
______________________________________________________________________________________________________________________
                          Determining
                          current
                          significance
                          percentage
______________________________________________________________________________________________________________________
                          Requesting
                          required financial
                          information or
                          effecting
                          incorporation by
                          reference
______________________________________________________________________________________________________________________
                     Item 1117 - Legal
                     proceedings pending
                     against the following
                     entities, or their
                     respective property,
                     that is material to
                     Certificateholders,
                     including proceedings
                     known to be
                     contemplated by
                     governmental
                     authorities:
______________________________________________________________________________________________________________________
                     Sponsor                                                                     X
______________________________________________________________________________________________________________________
                     Depositor                                               X
______________________________________________________________________________________________________________________
                     Trustee
______________________________________________________________________________________________________________________
                     Issuing entity                                          X
______________________________________________________________________________________________________________________
                     Master Servicer,          N/A
                     affiliated Servicer,
                     other Servicer
                     servicing 20% or more
                     of pool assets at time
                     of report, other
                     material servicers
______________________________________________________________________________________________________________________
                     Securities Administrator  N/A
______________________________________________________________________________________________________________________
                     Originator of 20% or                                    X
                     more of pool assets as
                     of the Cut-off Date
______________________________________________________________________________________________________________________
                     Custodian
______________________________________________________________________________________________________________________
                     Item 1119 -
                     Affiliations and
                     relationships between
                     the following entities,
                     or their respective
                     affiliates, that are
                     material to
                     Certificateholders:
______________________________________________________________________________________________________________________
                     Sponsor                                                                     X
______________________________________________________________________________________________________________________
                     Depositor                                               X
______________________________________________________________________________________________________________________
                     Trustee
______________________________________________________________________________________________________________________
                     Master Servicer,
                     affiliated Servicer,
                     other Servicer
                     servicing 20% or more
                     of pool assets at time
                     of report, other
                     material servicers
______________________________________________________________________________________________________________________
                     Securities Administrator  N/A
______________________________________________________________________________________________________________________
                     Originator                                              X
______________________________________________________________________________________________________________________
                     Custodian
______________________________________________________________________________________________________________________
                     Credit Enhancer/Support                                 X
                     Provider
______________________________________________________________________________________________________________________
                     Significant Obligor                                     X
______________________________________________________________________________________________________________________
                    Item 1122 - Assessment    X
                     of Compliance with
                     Servicing Criteria
______________________________________________________________________________________________________________________
                    Item 1123 - Servicer
                     Compliance Statement
______________________________________________________________________________________________________________________

                                                     EXHIBIT E

                                        ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A. as Trustee
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com

Attn:  Corporate Trust Services - BSSP 2008-R1 - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In  accordance  with Section  3.11 of the Pooling  Agreement,  dated as of January 16, 2008,  by and among
Structured  Asset  Mortgage  Investments  II  Inc.,  as  depositor,   Wells  Fargo  Bank,  N.A.,  as  trustee.  The
Undersigned,  as [ ], hereby  notifies you that certain  events have come to our attention  that  [will][may]  need
to be disclosed on Form [   ].

Description of Additional Form [   ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [  ] Disclosure:

         Any inquiries related to this notification should be directed to [   ], phone number:  [   ]; email
address:  [   ].

                                                              [NAME OF PARTY]
                                                              as [role]

                                                              By: _______________________
                                                                    Name:
                                                                    Title:

                                                     EXHIBIT F

                                          FORM OF TRANSFEROR CERTIFICATE

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York 10179

Wells Fargo Bank, N.A. as Trustee
9062 Old Annapolis Road
Columbia, Maryland 21045

Re:      Bear Stearns Structured Products Inc., Trust, Series 2008-R1 Certificates, Class A Certificates

Ladies and Gentlemen:

In connection with the sale by ___________  ("Seller") to  ______________  (the  "Purchaser") of a _____ Percentage
Interest  in Bear  Stearns  Structured  Products  Inc.,  Trust,  Series  2008-R1  Certificates,  Class  A-[_]  (the
"Certificates"),  issued pursuant to the Pooling Agreement (the "Pooling Agreement"), dated as of January 16, 2008, between  Structured Asset Mortgage  Investments II Inc., as depositor (the  "Depositor") and Wells Fargo Bank, N.A.
as trustee (the  "Trustee").  All terms used herein and not otherwise  defined shall have the meanings set forth in the  Pooling  Agreement.  The Seller  hereby  certifies,  represents  and  warrants  to, and  covenants  with,  the
Depositor and the Trustee that:

         Neither  the Seller  nor  anyone  acting on its behalf has (a)  offered,  pledged,  sold,  disposed  of or otherwise  transferred  any  Certificate,  any interest in any  Certificate  or any other  similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition  or other transfer of any Certificate,  any interest in any Certificate or any other similar security from any person in any manner,  (c)
has otherwise  approached or negotiated  with respect to any  Certificate,  any interest in any  Certificate or any other similar  security with any person in any manner,  (d) has made any general  solicitation  by means of general advertising  or in any other manner,  or (e) has taken any other action,  that (as to any of (a) through (e) above)
would  constitute a  distribution  of the  Certificates  under the  Securities Act of 1933, as amended (the "Act"), that would render the  disposition of any  Certificate a violation of Section 5 of the Act or any state  securities law, or that would require  registration or qualification  pursuant thereto.  The Seller will not act in any manner set forth in the  foregoing  sentence  with  respect  to any  Certificate.  The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling Agreement.

                                                     Very truly yours,

                                                     _________________________________________
                                                     Print Name of Transferor

                                                     By:______________________________________
                                                              Authorized Officer

                                                    SCHEDULE A

                                              UNDERLYING CERTIFICATES

                                                                 Initial Principal        Current Principal
Full Name of Series                                                   Balance                  Balance               Class % in Trust
____________________________________________________________________________________________________________________________________________

Bear Stearns ARM Trust, Mortgage Pass-Through Certificates,
Series 2007-3, Class III-A-1 Certificates
                                                                    $87,049,000              $84,888,647                 100.00000